UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31, 2019


Date of reporting period:  November 1, 2018 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer Global Multisector
                                  Income Fund

--------------------------------------------------------------------------------
                                  Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbols:

                                  Class A   PGABX
                                  Class C   PGCBX
                                  Class Y   PGYBX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]   Amundi Pioneer
                                ================
                                ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         40

Notes to Financial Statements                                                47

Report of Independent Registered Public Accounting Firm                      65

Additional Information                                                       67

Approval of Investment Management Agreement                                  68

Trustees, Officers and Service Providers                                     73

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following interview, Andrew Feltus, Paresh Upadhyaya, and Bradley R. Komenda, discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period ended October 31, 2019. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Upadhyaya, Director of Currency Strategy, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer Global Multisector Income Fund's Class A shares returned 5.89% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned 9.54%. During the same period, the average return of the 216 mutual funds in Morningstar's World Bond Funds category was 7.72%.

Q How would you describe the investment environment for fixed-income securities during the 12-month period ended October 31, 2019?

A Global fixed-income markets delivered robust gains over the 12-month period, as a number of factors combined to fuel a broad-based rally in both interest-rate and credit-sensitive investments. The favorable backdrop stemmed, in part, from a persistent slowdown in global economic growth that gave central banks latitude to adopt easier monetary policies. In the United States, the U.S. Federal Reserve (Fed), after raising rates several times in 2018, adopted a more accommodative stance in early 2019 while signaling that it had finished its tightening cycle, at least for the time being. The Fed eventually enacted three quarter-point rate cuts between August and October, bringing its benchmark federal funds rate down to a range of 1.50% of 1.75%. Many global central banks also adopted accommodative approaches, highlighted by the European Central Bank's (ECB) pledge to restart its quantitative easing policy. Those developments contributed to a decline in the 10-year U.S. Treasury yield, from 3.15% at the start of the 12-month period to 1.69% on October 31, 2019.

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

      Credit-sensitive segments of the fixed-income market produced strong returns during the 12-month period, with investment-grade corporates and emerging markets debt generating double-digit gains. High-yield bonds, while not keeping pace with the rest of the market, nonetheless posted a return in the high single digits. The credit-sensitive sectors benefited from the combination of positive economic growth, healthy corporate earnings, and elevated investor demand for higher-yielding debt. Given that a large swath of developed market government bonds offered negative yields during the 12-month period, investors gravitated to market segments featuring above-average income potential.

Q What were the principal factors that either contributed to or detracted from the Fund's benchmark-relative returns during the 12-month period ended October 31, 2019?

A Our decisions with respect to the portfolio's currency positioning played the largest role in the Fund's underperformance of the benchmark Bloomberg Barclays Index during the 12-month period. At the beginning of the fiscal year, we had positioned the Fund for a weaker U.S. dollar (USD), with allocations to the euro, Swedish krona, and Norwegian krone, among other currencies. The basis for the strategy was our view that economic growth in the world economy would begin to converge with that of the United States; but, in fact, the opposite occurred, which served to widen the gap between U.S. and European interest rates. That led to persistent strength in the USD, and so the long portfolio positions in certain emerging markets currencies further pressured the Fund's benchmark-relative returns.

      The Fund's duration positioning also detracted from benchmark-relative performance over the 12-month period. We maintained a shorter-duration stance in the portfolio versus the benchmark in both the United States and Europe, and during a 12-month period that saw yields fall significantly and bond prices rise, the positioning prevented the Fund from gaining the full benefit of the rally in the fixed-income markets. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Our asset allocation decisions had a slightly negative effect on the Fund's benchmark-relative results as well. A position in Treasury Inflation-Protected Securities (TIPS) weighed on relative returns during the 12-month period, as inflation remained at subdued levels. An allocation to insurance-linked securities (ILS), which are debt instruments sponsored by property-and-casualty insurers to help mitigate the risk of having to pay claims in the wake of natural disasters, also detracted from the Fund's relative performance. We liked the ILS category in part due to the asset class's low correlation with the broader market. Unfortunately, that feature

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 5 proved to be a negative performance factor during a period that saw strong returns in the major fixed-income categories. We significantly reduced the Fund's weighting in ILS as the period progressed, as we felt there were better opportunities in other areas of the market.

      On the positive side, security selection results were a net contributor to the Fund's benchmark-relative performance over the 12-month period. The Fund generated the best selection results in the emerging markets, with holdings in Ukraine and in supranational issues both making meaningful contributions to relative performance. The Europe/Middle East/Africa segment of the market was also a source of positive returns for the Fund, highlighted by positions in Egypt, Bahrain, Turkey, Senegal, and Kenya. A position in Argentina partially offset those contributions, however, as an unexpected result in that country's August presidential primary weighed heavily on its debt market. Within high yield, the Fund's holdings of industrial and banking issues were another positive contributor to benchmark-relative results. Finally, despite the overall underperformance from an asset allocation perspective, the Fund's exposure to the emerging markets aided benchmark-relative returns over the 12-month period.

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2019? If so, did the derivatives have a material effect on benchmark-relative performance?

A We invested the Fund invested in four types of derivatives during the 12-month period: forward foreign currency contracts (currency forwards), foreign currency options, U.S. Treasury futures, and credit default swaps
      (CDS). Since we seek to achieve the portfolio's desired currency positioning with derivatives, the use of derivatives detracted from the Fund's benchmark-relative performance due to our bias towards a lower USD. However, the foreign currency option positions aided benchmark-relative results.

      We invested the portfolio in Treasury futures to help manage interest-rate risk, and that was a slight detractor from the Fund's relative returns. The CDS positions had a positive impact on Fund returns, due to the broad strength in the credit sectors over the 12-month period.

Q Were there any changes in the Fund's distributions* to shareholders during the 12-month period ended October 31, 2019?

A The Fund's monthly distribution rose over the 12-month period compared with the distribution level on October 31, 2018. The increase largely resulted from our additions to the portfolio's holdings of non-USD debt and certain currencies.

*     Distributions are not guaranteed.

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Q What is your outlook as we near the end of the calendar year, and how is the outlook reflected in the Fund's positioning?

A The 12-month period ended with the Fund having a lower degree of currency exposure than it had maintained throughout most of the past year. However, we have remained prepared to rebuild the Fund's position in foreign currencies. We believe a catalyst for USD weakness could come in the form of improving relative economic growth trends overseas. We began to see evidence of a move in that direction late in the 12-month period with the stabilization of economic data across the international economies. At period-end, the Fund's foreign currency exposures primarily encompassed positions in the Japanese yen and select currencies in the emerging markets, including Russia, Turkey, India, and Indonesia.

      We have retained the Fund's lower-duration positioning in both the United States and Europe, based on the belief that yields had fallen too low and that the trades had become "crowded." If global economic growth is indeed improving, central banks will have less of a need to cut interest rates, meaning that yields in both regions could begin to move higher.

      From an allocation perspective, the Fund continues to have an overweight in the emerging markets, due to the above-average yields available in those economies and their ability to benefit from a potential improvement in global economic conditions. We are less enthusiastic on domestic high-yield investments, however, due to relatively full valuations in the asset class, but we are striving to capitalize on specific opportunities among the more higher-rated credits in the category. The Fund closed the 12-month period with an underweight in investment-grade corporates, where the robust gains of the past year have led to a less favorable risk/return profile. In addition, we chose to reduce the Fund's weighting in senior bank loans, based on the expectation that their floating-rate features are likely to see lower investor demand now that the Fed appears to be in rate-cutting mode.

      The bond market and the USD both have experienced nearly uninterrupted rallies in the past year, but we do not believe it is reasonable to expect that the environment will remain so favorable indefinitely. As the investment backdrop evolves, we believe our flexible, selective investment approach can help us manage portfolio risk and help the Fund capitalize on potential values as they emerge.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 7

Please refer to the Schedule of Investments on pages 17-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 9

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            37.6%
Foreign Government Bonds                                                   24.1%
U.S. Government and Agency Obligations                                     21.1%
Collateralized Mortgage Obligations                                         6.9%
Senior Secured Floating Rate Loan Interests                                 6.5%
Affiliated Closed-End Fund (m)                                              2.6%
Asset Backed Securities                                                     0.5%
Convertible Preferred Stock                                                 0.4%
Municipal Bonds                                                             0.1%
Insurance-Linked Securities                                                 0.1%
Over The Counter (OTC) Currency Put Options Purchased                       0.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              51.2%
United Kingdom                                                              8.6%
Japan                                                                       4.8%
France                                                                      4.2%
Netherlands                                                                 3.6%
Egypt                                                                       2.5%
Italy                                                                       2.0%
Mexico                                                                      1.8%
Switzerland                                                                 1.7%
Austria                                                                     1.2%
Argentina                                                                   1.2%
Sri Lanka                                                                   1.2%
Luxembourg                                                                  1.1%
Turkey                                                                      1.1%
Oman                                                                        1.0%
Sweden                                                                      1.0%
Germany                                                                     1.0%
Other (individually less than 1%)                                          10.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 11/19/19                                          3.61%
--------------------------------------------------------------------------------
 2. Japan Government Twenty Year Bond, 0.6%, 12/20/37                      2.83
--------------------------------------------------------------------------------
 3. Pioneer ILS Interval Fund (m)                                          2.60
--------------------------------------------------------------------------------
 4. United Kingdom Gilt, 3.5%, 1/22/45                                     2.29
--------------------------------------------------------------------------------
 5. Japan Government Thirty Year Bond, 0.8%, 12/20/47                      2.00
--------------------------------------------------------------------------------
 6. United Kingdom Gilt, 0.5%, 7/22/22                                     1.59
--------------------------------------------------------------------------------
 7. Mexican Bonos, 8.0%, 12/7/23                                           1.26
--------------------------------------------------------------------------------
 8. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                   1.25
--------------------------------------------------------------------------------
 9. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                 1.10
--------------------------------------------------------------------------------
10. United Kingdom Gilt, 4.25%, 9/7/39                                     0.79
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                    10/31/19                  10/31/18
--------------------------------------------------------------------------------
        A                        $10.32                    $10.00
--------------------------------------------------------------------------------
        C                        $10.35                    $10.03
--------------------------------------------------------------------------------
        Y                        $10.41                    $10.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-10/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net Investment    Short-Term      Long-Term      Tax Return
       Class      Income        Capital Gains   Capital Gains   of Capital
--------------------------------------------------------------------------------
        A        $0.0549           $ --            $ --         $0.2081
--------------------------------------------------------------------------------
        C        $0.0247           $ --            $ --         $0.1554
--------------------------------------------------------------------------------
        Y        $0.0817           $ --            $ --         $0.2091
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 11

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2019)
------------------------------------------------
                                      BBG
                                      Barclays
                  Net      Public     Global
                  Asset    Offering   Aggregate
                  Value    Price      Bond
Period            (NAV)    (POP)      Index
------------------------------------------------
10 years          2.83%    2.36%      2.36%
5 years           1.88     0.95       2.13
1 year            5.89     1.12       9.54
------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------
Gross          Net
------------------------------------------------
2.06%          1.04%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/09               $ 9,550                            $10,000
10/10               $10,238                            $10,689
10/11               $10,568                            $11,124
10/12               $11,200                            $11,518
10/13               $11,151                            $11,341
10/14               $11,503                            $11,366
10/15               $11,388                            $11,016
10/16               $12,025                            $11,632
10/17               $12,476                            $11,769
10/18               $11,926                            $11,528
10/19               $12,628                            $12,627

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2019)
------------------------------------------------
                                      BBG
                                      Barclays
                                      Global
                                      Aggregate
                   If      If         Bond
Period             Held    Redeemed   Index
------------------------------------------------
10 years           1.98%   1.98%      2.36%
5 years            1.02    1.02       2.13
1 year             5.02    5.02       9.54
------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------
Gross           Net
------------------------------------------------
2.21%           1.94%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/09               $10,000                            $10,000
10/10               $10,645                            $10,689
10/11               $10,900                            $11,124
10/12               $11,455                            $11,518
10/13               $11,313                            $11,341
10/14               $11,566                            $11,366
10/15               $11,349                            $11,016
10/16               $11,879                            $11,632
10/17               $12,222                            $11,769
10/18               $11,587                            $11,528
10/19               $12,168                            $12,627

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 13

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2019)
------------------------------------------------
                                      BBG
                                      Barclays
                           Net        Global
                           Asset      Aggregate
                           Value      Bond
Period                     (NAV)      Index
------------------------------------------------
10 years                   3.11%      2.36%
5 years                    2.15       2.13
1 year                     6.23       9.54
------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
------------------------------------------------
Gross         Net
------------------------------------------------
1.21%         0.79%
------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global Multisector         Bloomberg Barclays Global
                    Income Fund                        Aggregate Bond Index
10/09               $5,000,000                         $5,000,000
10/10               $5,374,009                         $5,344,329
10/11               $5,570,689                         $5,562,122
10/12               $5,919,539                         $5,759,089
10/13               $5,904,653                         $5,670,368
10/14               $6,106,325                         $5,682,871
10/15               $6,068,346                         $5,508,176
10/16               $6,416,439                         $5,816,111
10/17               $6,679,210                         $5,884,517
10/18               $6,392,341                         $5,763,921
10/19               $6,790,365                         $6,313,638

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

------------------------------------------------------------------------------------------
Share Class                                          A            C              Y
------------------------------------------------------------------------------------------
Beginning Account Value on 5/1/19                $1,000.00     $1,000.00     $1,000.00
------------------------------------------------------------------------------------------
Ending Account Value (after expenses)            $1,028.96     $1,024.59     $1,030.06
on 10/31/19
------------------------------------------------------------------------------------------
Expenses Paid During Period*                         $5.11         $9.39         $3.84
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.84%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

------------------------------------------------------------------------------------------
Share Class                                          A            C              Y
------------------------------------------------------------------------------------------
Beginning Account Value on 5/1/19                $1,000.00     $1,000.00     $1,000.00
------------------------------------------------------------------------------------------
Ending Account Value (after expenses)            $1,020.16     $1,015.93     $1,021.42
on 10/31/19
------------------------------------------------------------------------------------------
Expenses Paid During Period*                         $5.09         $9.35         $3.82
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.84%, and 0.75% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Schedule of Investments | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Shares                                                                                                      Value
-----------------------------------------------------------------------------------------------------------------------
                                 UNAFFILIATED ISSUERS -- 93.5%
                                 CONVERTIBLE PREFERRED STOCK -- 0.4%
                                 of Net Assets
                                 Banks -- 0.4%
               95(a)             Wells Fargo & Co., 7.5%                                                    $   143,402
                                                                                                            -----------
                                 Total Banks                                                                $   143,402
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCK
                                 (Cost $120,744)                                                            $   143,402
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 0.4%
                                 of Net Assets
           69,300                Hardee's Funding LLC, Series 2018-1A, Class A2II,
                                 4.959%, 6/20/48 (144A)                                                     $    70,687
          100,000                Progress Residential Trust, Series 2017-SFR1, Class E,
                                 4.261%, 8/17/34 (144A)                                                         102,574
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $169,299)                                                            $   173,261
-----------------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
                                 of Net Assets
          100,000^(b)            Arbor Realty Commercial Real Estate Notes, Ltd., Series
                                 2017-FL1, Class B, 4.414% (1 Month USD LIBOR +
                                 250 bps), 4/15/27 (144A)                                                   $   100,000
           80,000                BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                               85,507
           50,000(c)             BANK, Series 2017-BNK8, Class B, 3.929%, 11/15/50                               54,259
           49,003(d)(e)          Bayview Commercial Asset Trust, Series 2007-2A,
                                 Class IO, 7/25/37 (144A)                                                            --
          150,000                Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                                 3.615%, 2/15/51                                                                163,045
          200,000                Benchmark Mortgage Trust, Series 2018-B6, Class A3,
                                 3.995%, 10/10/51                                                               224,122
            2,099(c)             CHL Mortgage Pass-Through Trust, Series 2003-56,
                                 Class 4A2, 4.327%, 12/25/33                                                      2,096
          100,000(c)             Citigroup Commercial Mortgage Trust, Series 2014-GC19,
                                 Class B, 4.805%, 3/10/47                                                       108,924
           75,000(c)             Citigroup Commercial Mortgage Trust, Series 2014-GC25,
                                 Class B, 4.345%, 10/10/47                                                       80,326
          100,000                Citigroup Commercial Mortgage Trust, Series 2015-GC27,
                                 Class A5, 3.137%, 2/10/48                                                      104,648
          250,000                Citigroup Commercial Mortgage Trust, Series 2016-P5,
                                 Class D, 3.0%, 10/10/49 (144A)                                                 225,247
          100,000(b)             CLNS Trust, Series 2017-IKPR, Class C, 3.027% (1 Month
                                 USD LIBOR + 110 bps), 6/11/32 (144A)                                            99,969
           50,000                COMM Mortgage Trust, Series 2013-LC6, Class A4,
                                 2.941%, 1/10/46                                                                 51,184
          100,000(c)             COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                                 3.685%, 5/10/48 (144A)                                                         100,161

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 17

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
          100,000(c)             COMM Mortgage Trust, Series 2015-CR25, Class B,
                                 4.543%, 8/10/48                                                            $   108,174
          238,263                COMM Mortgage Trust, Series 2016-CR28, Class AHR,
                                 3.651%, 2/10/49                                                                250,577
           50,000(c)             CSAIL Commercial Mortgage Trust, Series 2016-C5,
                                 Class C, 4.536%, 11/15/48                                                       53,825
            3,730                Federal National Mortgage Association REMICS, Series
                                 2009-36, Class HX, 4.5%, 6/25/29                                                 3,884
           45,000(c)             FREMF Mortgage Trust, Series 2010-K9, Class B, 5.208%,
                                 9/25/45 (144A)                                                                  45,884
           50,000(c)             FREMF Mortgage Trust, Series 2015-K51, Class B, 3.954%,
                                 10/25/48 (144A)                                                                 52,808
           19,719                Government National Mortgage Association, Series 2005-61,
                                 Class UZ, 5.25%, 8/16/35                                                        20,719
           15,995                Government National Mortgage Association, Series 2009-83,
                                 Class EB, 4.5%, 9/20/39                                                         17,572
          191,286                Government National Mortgage Association, Series 2018-20,
                                 Class A, 2.5%, 9/16/49                                                         191,708
          100,000(b)             IMT Trust, Series 2017-APTS, Class BFL, 2.864% (1 Month
                                 USD LIBOR + 95 bps), 6/15/34 (144A)                                             99,860
           35,070(b)             Interstar Millennium Trust, Series 2003-3G, Class A2,
                                 2.6% (3 Month USD LIBOR + 50 bps), 9/27/35                                      33,960
           62,818                JP Morgan Chase Commercial Mortgage Securities Trust,
                                 Series 2012-LC9, Class A5, 2.84%, 12/15/47                                      63,977
           50,000(c)             Morgan Stanley Bank of America Merrill Lynch Trust, Series
                                 2015-C22, Class D, 4.236%, 4/15/48 (144A)                                       47,199
          105,000                Morgan Stanley Capital I Trust, Series 2016-UBS9,
                                 Class D, 3.0%, 3/15/49 (144A)                                                   97,404
               68(b)             RALI Trust, Series 2002-QS16, Class A2, 2.373% (1 Month
                                 USD LIBOR + 55 bps), 10/25/17                                                       70
          190,017(c)             Sequoia Mortgage Trust, Series 2013-4, Class A2,
                                 2.5%, 4/25/43                                                                  188,292
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $2,593,835)                                                          $ 2,675,401
-----------------------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 36.1% of Net Assets
                                 Aerospace & Defense -- 0.1%
           40,000                United Technologies Corp., 4.125%, 11/16/28                                $    45,389
                                                                                                            -----------
                                 Total Aerospace & Defense                                                  $    45,389
-----------------------------------------------------------------------------------------------------------------------
                                 Agriculture -- 1.1%
EUR       160,000                Altria Group, Inc., 3.125%, 6/15/31                                        $   196,458
EUR       100,000                BAT Capital Corp., 1.125%, 11/16/23                                            114,221
EUR       100,000                Imperial Brands Finance Plc, 2.25%, 2/26/21                                    114,060
                                                                                                            -----------
                                 Total Agriculture                                                          $   424,739
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Auto Manufacturers -- 0.5%
          110,000                Ford Motor Co., 4.346%, 12/8/26                                            $   110,598
           90,000                General Motors Co., 6.6%, 4/1/36                                               104,484
                                                                                                            -----------
                                 Total Auto Manufacturers                                                   $   215,082
-----------------------------------------------------------------------------------------------------------------------
                                 Banks -- 9.6%
          200,000                Access Bank Plc, 10.5%, 10/19/21 (144A)                                    $   220,900
EUR       200,000(c)             Barclays Plc, 2.625% (5 Year EUR Swap Rate +
                                 245 bps), 11/11/25                                                             226,519
EUR       150,000                BNP Paribas SA, 2.375%, 2/17/25                                                181,810
EUR       200,000                BPCE SA, 2.875%, 4/22/26                                                       254,561
           75,000                Cooperatieve Rabobank UA, 3.875%, 2/8/22                                        78,065
          200,000(a)(c)          Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                 Rate + 511 bps)                                                                213,750
EUR       200,000(a)(c)          Erste Group Bank AG, 8.875% (5 Year EUR Swap
                                 Rate + 902 bps)                                                                253,704
          150,000                Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                140,625
EUR       100,000                Goldman Sachs Group, Inc., 1.625%, 7/27/26                                     119,302
          105,000(c)             Goldman Sachs Group, Inc., 4.223% (3 Month USD
                                 LIBOR + 130 bps), 5/1/29                                                       114,750
EUR       100,000                HSBC Holdings Plc, 0.875%, 9/6/24                                              115,304
EUR       200,000(c)             ING Groep NV, 3.0% (5 Year EUR Swap Rate +
                                 285 bps), 4/11/28                                                              241,090
EUR       200,000(a)(c)          Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
                                 Rate + 719 bps)                                                                265,517
          128,000(a)(c)          JPMorgan Chase & Co., 5.0% (3 Month SOFR + 338 bps)                            133,120
EUR       200,000(a)(c)          Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                                 Rate + 529 bps)                                                                229,309
EUR       100,000(b)             Mediobanca Banca di Credito Finanziario S.p.A., 0.396%
                                 (3 Month EURIBOR + 80 bps), 5/18/22                                            111,754
EUR       100,000                Nykredit Realkredit AS, 0.75%, 7/14/21                                         113,021
          200,000                QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                      199,500
          200,000(a)(c)          Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                                 624 bps) (144A)                                                                210,500
EUR       200,000                UBS Group AG, 1.75%, 11/16/22                                                  234,213
          200,000(a)(c)          UBS Group AG, 7.0% (5 Year USD Swap Rate +
                                 434 bps) (144A)                                                                214,500
                                                                                                            -----------
                                 Total Banks                                                                $ 3,871,814
-----------------------------------------------------------------------------------------------------------------------
                                 Beverages -- 0.7%
          115,000                Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49                       $   151,870
          100,000                Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                            112,626
                                                                                                            -----------
                                 Total Beverages                                                            $   264,496
-----------------------------------------------------------------------------------------------------------------------
                                 Biotechnology -- 0.2%
           50,000                Biogen, Inc., 5.2%, 9/15/45                                                $    61,315
                                                                                                            -----------
                                 Total Biotechnology                                                        $    61,315
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Building Materials -- 0.9%
EUR       100,000                Buzzi Unicem S.p.A., 2.125%, 4/28/23                                       $   117,404
EUR       100,000                HeidelbergCement AG, 2.25%, 6/3/24                                             120,458
EUR       100,000                Holcim Finance Luxembourg SA, 2.25%, 5/26/28                                   124,519
                                                                                                            -----------
                                 Total Building Materials                                                   $   362,381
-----------------------------------------------------------------------------------------------------------------------
                                 Chemicals -- 0.4%
EUR       100,000                Arkema SA, 1.5%, 1/20/25                                                   $   119,113
           28,000                CF Industries, Inc., 5.375%, 3/15/44                                            28,700
           23,000                Dow Chemical Co., 4.8%, 5/15/49 (144A)                                          25,580
                                                                                                            -----------
                                 Total Chemicals                                                            $   173,393
-----------------------------------------------------------------------------------------------------------------------
                                 Commercial Services -- 0.3%
EUR       100,000                Brisa Concessao Rodoviaria SA, 2.0%, 3/22/23                               $   118,484
                                                                                                            -----------
                                 Total Commercial Services                                                  $   118,484
-----------------------------------------------------------------------------------------------------------------------
                                 Diversified Financial Services -- 0.3%
          125,000                Capital One Financial Corp., 4.25%, 4/30/25                                $   136,205
                                                                                                            -----------
                                 Total Diversified Financial Services                                       $   136,205
-----------------------------------------------------------------------------------------------------------------------
                                 Electric -- 1.7%
GBP       125,000                Cadent Finance Plc, 2.125%, 9/22/28                                        $   164,954
EUR       100,000                Coentreprise de Transport d'Electricite SA, 0.875%, 9/29/24                    115,504
EUR       100,000                EDP Finance BV, 1.875%, 9/29/23                                                118,737
GBP        75,000                innogy Finance BV, 5.625%, 12/6/23                                             113,738
           31,000                New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)                       30,661
           85,000                NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                            90,553
           65,000                Sempra Energy, 3.4%, 2/1/28                                                     66,521
                                                                                                            -----------
                                 Total Electric                                                             $   700,668
-----------------------------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.6%
EUR       100,000                Belden, Inc., 2.875%, 9/15/25 (144A)                                       $   112,586
EUR       100,000                Legrand SA, 1.875%, 7/6/32                                                     128,043
                                                                                                            -----------
                                 Total Electrical Components & Equipment                                    $   240,629
-----------------------------------------------------------------------------------------------------------------------
                                 Electronics -- 0.6%
           41,000                Amphenol Corp., 3.2%, 4/1/24                                               $    42,324
           63,000                Amphenol Corp., 4.35%, 6/1/29                                                   70,062
          115,000                Flex, Ltd., 4.875%, 6/15/29                                                    124,296
                                                                                                            -----------
                                 Total Electronics                                                          $   236,682
-----------------------------------------------------------------------------------------------------------------------
                                 Engineering & Construction -- 0.3%
EUR       100,000(a)(c)          Ferrovial Netherlands BV, 2.124% (5 Year EUR Swap
                                 Rate + 213 bps)                                                            $   108,188
                                                                                                            -----------
                                 Total Engineering & Construction                                           $   108,188
-----------------------------------------------------------------------------------------------------------------------
                                 Entertainment -- 0.1%
           28,000                Scientific Games International, Inc., 10.0%, 12/1/22                       $    28,805
                                                                                                            -----------
                                 Total Entertainment                                                        $    28,805
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Forest Products & Paper -- 0.1%
           50,000                International Paper Co., 4.8%, 6/15/44                                     $    54,241
            5,000                International Paper Co., 6.0%, 11/15/41                                          6,175
                                                                                                            -----------
                                 Total Forest Products & Paper                                              $    60,416
-----------------------------------------------------------------------------------------------------------------------
                                 Gas -- 0.3%
           15,000                Boston Gas Co., 3.15%, 8/1/27 (144A)                                       $    15,656
           77,214                Nakilat, Inc., 6.267%, 12/31/33 (144A)                                          92,480
                                                                                                            -----------
                                 Total Gas                                                                  $   108,136
-----------------------------------------------------------------------------------------------------------------------
                                 Healthcare-Products -- 0.1%
           24,000                Abbott Laboratories, 3.75%, 11/30/26                                       $    26,296
                                                                                                            -----------
                                 Total Healthcare-Products                                                  $    26,296
-----------------------------------------------------------------------------------------------------------------------
                                 Healthcare-Services -- 0.4%
           38,000                Anthem, Inc., 3.35%, 12/1/24                                               $    39,854
           40,000                Anthem, Inc., 3.65%, 12/1/27                                                    42,305
            6,000                Anthem, Inc., 4.101%, 3/1/28                                                     6,524
           80,000                Humana, Inc., 3.95%, 3/15/27                                                    85,725
                                                                                                            -----------
                                 Total Healthcare-Services                                                  $   174,408
-----------------------------------------------------------------------------------------------------------------------
                                 Insurance -- 3.9%
EUR       100,000(a)(c)          Allianz SE, 3.375% (10 Year EUAMDB + 320 bps)                              $   123,147
EUR       200,000                Assicurazioni Generali S.p.A., 4.125%, 5/4/26                                  260,224
EUR       100,000(c)             Aviva Plc, 6.125% (5 Year EUR Swap Rate +
                                 513 bps), 7/5/43                                                               130,544
EUR       100,000(a)(c)          AXA SA, 3.875% (11 Year EUR Swap Rate + 325 bps)                               125,933
           60,000                AXA SA, 8.6%, 12/15/30                                                          87,072
           16,000                CNO Financial Group, Inc., 5.25%, 5/30/25                                       17,520
            9,000                CNO Financial Group, Inc., 5.25%, 5/30/29                                        9,926
EUR       100,000(c)             CNP Assurances, 6.0% (3 Month EURIBOR +
                                 447 bps), 9/14/40                                                              117,011
           35,000                Delphi Financial Group, Inc., 7.875%, 1/31/20                                   35,466
           20,000(c)             Farmers Exchange Capital III, 5.454% (3 Month USD
                                 LIBOR + 345 bps), 10/15/54 (144A)                                               23,030
          100,000(c)             Farmers Insurance Exchange, 4.747% (3 Month USD
                                 LIBOR + 323 bps), 11/1/57 (144A)                                               102,618
          100,000                Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                          147,857
EUR       100,000(c)             Muenchener Rueckversicherungs-Gesellschaft AG in
                                 Muenchen, 6.25% (3 Month EURIBOR +
                                 495 bps), 5/26/42                                                              128,721
EUR       100,000(a)(c)          NN Group NV, 4.375% (3 Month EURIBOR + 390 bps)                                122,625
          100,000                Teachers Insurance & Annuity Association of America,
                                 4.9%, 9/15/44 (144A)                                                           125,693
           13,000                Willis North America, Inc., 2.95%, 9/15/29                                      12,936
                                                                                                            -----------
                                 Total Insurance                                                            $ 1,570,323
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 21

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Internet -- 0.6%
          125,000                Booking Holdings, Inc., 3.55%, 3/15/28                                     $   134,656
           68,000                Expedia Group, Inc., 3.25%, 2/15/30 (144A)                                      68,046
           50,000                Expedia Group, Inc., 3.8%, 2/15/28                                              52,459
                                                                                                            -----------
                                 Total Internet                                                             $   255,161
-----------------------------------------------------------------------------------------------------------------------
                                 Lodging -- 0.3%
EUR       100,000                Accor SA, 1.25%, 1/25/24                                                   $   115,454
                                                                                                            -----------
                                 Total Lodging                                                              $   115,454
-----------------------------------------------------------------------------------------------------------------------
                                 Media -- 1.1%
           60,000                Comcast Corp., 4.15%, 10/15/28                                             $    67,775
          200,000                CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                        211,500
EUR       150,000                Sky, Ltd., 1.5%, 9/15/21                                                       172,164
                                                                                                            -----------
                                 Total Media                                                                $   451,439
-----------------------------------------------------------------------------------------------------------------------
                                 Mining -- 0.3%
EUR       100,000                Anglo American Capital Plc, 3.25%, 4/3/23                                  $   122,439
                                                                                                            -----------
                                 Total Mining                                                               $   122,439
-----------------------------------------------------------------------------------------------------------------------
                                 Multi-National -- 1.2%
          200,000                African Export-Import Bank, 3.994%, 9/21/29 (144A)                         $   200,064
          200,000                Banque Ouest Africaine de Development, 4.7%,
                                 10/22/31 (144A)                                                                201,264
IDR 1,160,000,000                Inter-American Development Bank, 7.875%, 3/14/23                                86,201
                                                                                                            -----------
                                 Total Multi-National                                                       $   487,529
-----------------------------------------------------------------------------------------------------------------------
                                 Oil & Gas -- 1.7%
           40,000                Apache Corp., 4.25%, 1/15/30                                               $    38,955
           65,000                Apache Corp., 4.375%, 10/15/28                                                  64,497
           95,000                EQT Corp., 3.9%, 10/1/27                                                        84,659
           80,000                Marathon Petroleum Corp., 5.375%, 10/1/22                                       80,955
           65,000                Noble Energy, Inc., 5.25%, 11/15/43                                             70,163
           18,000                Occidental Petroleum Corp., 3.2%, 8/15/26                                       18,221
            4,000                Occidental Petroleum Corp., 4.4%, 8/15/49                                        4,057
EUR       200,000(c)             Repsol International Finance BV, 4.5% (10 Year EUR
                                 Swap Rate + 420 bps), 3/25/75                                                  255,804
           29,000                Valero Energy Corp., 6.625%, 6/15/37                                            37,842
ARS     2,154,200                YPF SA, 16.5%, 5/9/22 (144A)                                                    12,294
                                                                                                            -----------
                                 Total Oil & Gas                                                            $   667,447
-----------------------------------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 1.2%
EUR       100,000                Bausch Health Cos., Inc., 4.5%, 5/15/23                                    $   112,671
          116,000                Cardinal Health, Inc., 3.079%, 6/15/24                                         117,913
           45,000                Cigna Corp., 4.375%, 10/15/28                                                   49,422
           11,129                CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                  12,715
          200,000                Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                  205,220
                                                                                                            -----------
                                 Total Pharmaceuticals                                                      $   497,941
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Pipelines -- 2.7%
           40,000                Cheniere Energy Partners LP, 5.25%, 10/1/25                                $    41,400
          100,000                Enable Midstream Partners LP, 4.4%, 3/15/27                                     99,084
           75,000                Enable Midstream Partners LP, 4.95%, 5/15/28                                    76,818
          100,000                Energy Transfer Operating LP, 5.875%, 1/15/24                                  111,030
           50,000                Energy Transfer Operating LP, 6.0%, 6/15/48                                     57,893
           10,000                Energy Transfer Operating LP, 6.125%, 12/15/45                                  11,674
          155,000                EnLink Midstream Partners LP, 5.45%, 6/1/47                                    118,575
           20,000                EnLink Midstream Partners LP, 5.6%, 4/1/44                                      15,350
          125,000                MPLX LP, 4.875%, 12/1/24                                                       136,149
          125,000                Phillips 66 Partners LP, 3.75%, 3/1/28                                         131,267
           60,000                Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                     65,904
           60,000                Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                          67,777
           90,000                Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                             93,660
           57,000                Williams Cos., Inc., 5.75%, 6/24/44                                             65,785
           13,000                Williams Cos., Inc., 7.75%, 6/15/31                                             17,140
                                                                                                            -----------
                                 Total Pipelines                                                            $ 1,109,506
-----------------------------------------------------------------------------------------------------------------------
                                 Real Estate -- 0.9%
EUR       100,000                Akelius Residential Property AB, 1.125%, 3/14/24                           $   114,145
EUR       100,000                Annington Funding Plc, 1.65%, 7/12/24                                          115,300
EUR       100,000(a)(c)          ATF Netherlands BV, 3.75% (5 Year EUR Swap Rate +
                                 438 bps)                                                                       117,229
                                                                                                            -----------
                                 Total Real Estate                                                          $   346,674
-----------------------------------------------------------------------------------------------------------------------
                                 REITs -- 1.4%
            2,000                Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                       $     2,112
           23,000                Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26                            25,246
EUR       200,000                GELF Bond Issuer I SA, 0.875%, 10/20/22                                        227,262
           30,000                GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30                            30,344
           60,000                Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                          63,219
           35,000                Highwoods Realty LP, 3.625%, 1/15/23                                            36,239
EUR       100,000                Merlin Properties Socimi SA, 2.225%, 4/25/23                                   118,533
           50,000                SBA Tower Trust, 2.877%, 7/9/21 (144A)                                          50,227
           27,000                UDR, Inc., 4.0%, 10/1/25                                                        29,282
                                                                                                            -----------
                                 Total REITs                                                                $   582,464
-----------------------------------------------------------------------------------------------------------------------
                                 Savings & Loans -- 0.3%
EUR       100,000                Leeds Building Society, 1.375%, 5/5/22                                     $   115,162
                                                                                                            -----------
                                 Total Savings & Loans                                                      $   115,162
-----------------------------------------------------------------------------------------------------------------------
                                 Software -- 0.3%
EUR       100,000                IQVIA, Inc., 2.875%, 9/15/25 (144A)                                        $   114,510
                                                                                                            -----------
                                 Total Software                                                             $   114,510
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 23

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Telecommunications -- 1.6%
          200,000                Digicel, Ltd., 6.0%, 4/15/21 (144A)                                        $   149,002
           40,000                Frontier Communications Corp., 7.125%, 1/15/23                                  18,000
GBP       100,000                Koninklijke KPN NV, 5.0%, 11/18/26                                             150,441
EUR       125,000(a)(c)          Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)                               168,301
           36,000                Sprint Corp., 7.25%, 9/15/21                                                    38,414
EUR       100,000                Telekom Finanzmanagement GmbH, 3.5%, 7/4/23                                    125,480
                                                                                                            -----------
                                 Total Telecommunications                                                   $   649,638
-----------------------------------------------------------------------------------------------------------------------
                                 Water -- 0.3%
EUR       100,000                FCC Aqualia SA, 1.413%, 6/8/22                                             $   114,703
                                                                                                            -----------
                                 Total Water                                                                $   114,703
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $14,333,958)                                                         $14,557,916
-----------------------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 23.2%
                                 of Net Assets
                                 Angola -- 0.5%
          200,000                Angolan Government International Bond, 8.25%,
                                 5/9/28 (144A)                                                              $   208,782
                                                                                                            -----------
                                 Total Angola                                                               $   208,782
-----------------------------------------------------------------------------------------------------------------------
                                 Argentina -- 1.1%
          100,000                Argentine Republic Government International Bond,
                                 6.875%, 1/26/27                                                            $    39,251
          300,000                Argentine Republic Government International Bond,
                                 7.5%, 4/22/26                                                                  127,203
          250,000                Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)                           189,375
          300,000                Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                              102,750
                                                                                                            -----------
                                 Total Argentina                                                            $   458,579
-----------------------------------------------------------------------------------------------------------------------
                                 Austria -- 0.2%
EUR        50,000                Republic of Austria Government Bond, 4.15%,
                                 3/15/37 (144A)                                                             $    93,739
                                                                                                            -----------
                                 Total Austria                                                              $    93,739
-----------------------------------------------------------------------------------------------------------------------
                                 Bahrain -- 0.6%
          200,000                Bahrain Government International Bond, 7.0%,
                                 10/12/28 (144A)                                                            $   230,580
                                                                                                            -----------
                                 Total Bahrain                                                              $   230,580
-----------------------------------------------------------------------------------------------------------------------
                                 Dominican Republic -- 0.4%
DOP     8,000,000                Dominican Republic International Bond, 8.9%,
                                 2/15/23 (144A)                                                             $   151,061
                                                                                                            -----------
                                 Total Dominican Republic                                                   $   151,061
-----------------------------------------------------------------------------------------------------------------------
                                 Egypt -- 1.9%
EGP     1,754,000                Egypt Government Bond, 15.7%, 11/7/27                                      $   116,145
EGP     1,130,000                Egypt Government Bond, 16.1%, 5/7/29                                            76,632
          269,000                Egypt Government International Bond, 7.6%, 3/1/29 (144A)                       284,319
EGP     1,050,000(f)             Egypt Treasury Bills, 3/3/20                                                    61,833

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Egypt -- (continued)
EGP     3,875,000(f)             Egypt Treasury Bills, 2/4/20                                               $   230,852
                                                                                                            -----------
                                 Total Egypt                                                                $   769,781
-----------------------------------------------------------------------------------------------------------------------
                                 Indonesia -- 0.6%
IDR 3,744,000,000                Indonesia Treasury Bond, 6.125%, 5/15/28                                   $   254,359
                                                                                                            -----------
                                 Total Indonesia                                                            $   254,359
-----------------------------------------------------------------------------------------------------------------------
                                 Ivory Coast -- 0.3%
EUR       110,000                Ivory Coast Government International Bond, 5.875%,
                                 10/17/31 (144A)                                                            $   124,032
                                                                                                            -----------
                                 Total Ivory Coast                                                          $   124,032
-----------------------------------------------------------------------------------------------------------------------
                                 Japan -- 4.6%
JPY    75,000,000                Japan Government Thirty Year Bond, 0.8%, 12/20/47                          $   774,170
JPY   110,000,000                Japan Government Twenty Year Bond, 0.6%, 12/20/37                            1,093,756
                                                                                                            -----------
                                 Total Japan                                                                $ 1,867,926
-----------------------------------------------------------------------------------------------------------------------
                                 Kenya -- 0.5%
          200,000                Kenya Government International Bond, 7.25%,
                                 2/28/28 (144A)                                                             $   210,957
                                                                                                            -----------
                                 Total Kenya                                                                $   210,957
-----------------------------------------------------------------------------------------------------------------------
                                 Mexico -- 1.7%
MXN       300,000                Mexican Bonos, 7.5%, 6/3/27                                                $    16,305
MXN     8,955,000                Mexican Bonos, 8.0%, 12/7/23                                                   489,605
MXN     3,629,415                Mexican Udibonos, 2.0%, 6/9/22                                                 182,290
                                                                                                            -----------
                                 Total Mexico                                                               $   688,200
-----------------------------------------------------------------------------------------------------------------------
                                 Oman -- 1.0%
          200,000                Oman Government International Bond, 5.375%,
                                 3/8/27 (144A)                                                              $   198,000
          200,000                Oman Government International Bond, 5.625%,
                                 1/17/28 (144A)                                                                 197,750
                                                                                                            -----------
                                 Total Oman                                                                 $   395,750
-----------------------------------------------------------------------------------------------------------------------
                                 Portugal -- 0.4%
EUR       100,000                Portugal Obrigacoes do Tesouro OT, 4.95%,
                                 10/25/23 (144A)                                                            $   134,659
                                                                                                            -----------
                                 Total Portugal                                                             $   134,659
-----------------------------------------------------------------------------------------------------------------------
                                 Russia -- 0.8%
RUB    17,256,000                Russian Federal Bond - OFZ, 8.15%, 2/3/27                                  $   297,474
                                                                                                            -----------
                                 Total Russia                                                               $   297,474
-----------------------------------------------------------------------------------------------------------------------
                                 Senegal -- 0.5%
          200,000                Senegal Government International Bond, 6.25%,
                                 5/23/33 (144A)                                                             $   204,154
                                                                                                            -----------
                                 Total Senegal                                                              $   204,154
-----------------------------------------------------------------------------------------------------------------------
                                 Sri Lanka -- 1.1%
          220,000                Sri Lanka Government International Bond, 7.55%,
                                 3/28/30 (144A)                                                             $   222,502

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 25

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Sri Lanka -- (continued)
          225,000                Sri Lanka Government International Bond, 7.85%,
                                 3/14/29 (144A)                                                             $   232,846
                                                                                                            -----------
                                 Total Sri Lanka                                                            $   455,348
-----------------------------------------------------------------------------------------------------------------------
                                 Sweden -- 0.7%
SEK     2,300,000                Sweden Government Bond, 2.5%, 5/12/25                                      $   275,724
                                                                                                            -----------
                                 Total Sweden                                                               $   275,724
-----------------------------------------------------------------------------------------------------------------------
                                 Turkey -- 0.6%
          250,000                Turkey Government International Bond, 3.25%, 3/23/23                       $   236,655
                                                                                                            -----------
                                 Total Turkey                                                               $   236,655
-----------------------------------------------------------------------------------------------------------------------
                                 Ukraine -- 0.6%
          200,000                Ukraine Government International Bond, 8.994%,
                                 2/1/24 (144A)                                                              $   222,500
                                                                                                            -----------
                                 Total Ukraine                                                              $   222,500
-----------------------------------------------------------------------------------------------------------------------
                                 United Kingdom -- 4.5%
GBP       475,000                United Kingdom Gilt, 0.5%, 7/22/22                                         $   615,794
GBP       450,000                United Kingdom Gilt, 3.5%, 1/22/45                                             885,302
GBP       150,000                United Kingdom Gilt, 4.25%, 9/7/39                                             305,959
                                                                                                            -----------
                                 Total United Kingdom                                                       $ 1,807,055
-----------------------------------------------------------------------------------------------------------------------
                                 Uruguay -- 0.6%
UYU     9,771,000                Uruguay Government International Bond, 9.875%,
                                 6/20/22 (144A)                                                             $   254,419
                                                                                                            -----------
                                 Total Uruguay                                                              $   254,419
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $9,361,917)                                                          $ 9,341,734
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
-----------------------------------------------------------------------------------------------------------------------
                                 INSURANCE-LINKED SECURITIES -- 0.1%
                                 of Net Assets(g)
                                 Reinsurance Sidecars -- 0.1%
                                 Multiperil -- Worldwide -- 0.1%
           30,000+(h)(i)         Lorenz Re 2018, 7/1/21                                                     $     6,297
           30,000+(j)            Pangaea Re 2015-2, 5/29/20                                                          45
           30,000+(j)            Pangaea Re 2016-1, 11/30/20                                                         82
           50,000+(i)(j)         Pangaea Re 2017-1, 11/30/21                                                        805
           50,000+(i)(j)         Pangaea Re 2018-1, 12/31/21                                                      2,940
           40,962+(i)(j)         Pangaea Re 2019-1, 2/1/23                                                       40,749
                                                                                                            -----------
                                 Total Reinsurance Sidecars                                                 $    50,918
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL INSURANCE-LINKED SECURITIES
                                 (Cost $74,174)                                                             $    50,918
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 0.1% of Net Assets(k)
                                 Municipal General -- 0.1%
           30,000                Virginia Commonwealth Transportation Board, Transportation
                                 Capital Projects, 4.0%, 5/15/32                                            $    32,852
                                                                                                            -----------
                                 Total Municipal General                                                    $    32,852
-----------------------------------------------------------------------------------------------------------------------
                                 Municipal Higher Education -- 0.0%+
           15,000                Massachusetts Development Finance Agency, Harvard
                                 University, Series A, 5.0%, 7/15/40                                        $    21,798
                                                                                                            -----------
                                 Total Municipal Higher Education                                           $    21,798
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $50,765)                                                             $    54,650
-----------------------------------------------------------------------------------------------------------------------
                                 SENIOR SECURED FLOATING RATE LOAN
                                 INTERESTS -- 6.3% of Net Assets*(b)
                                 Automobile -- 0.4%
           81,170                American Axle & Manufacturing, Inc., Tranche B Term Loan,
                                 4.102% (LIBOR + 225 bps), 4/6/24                                           $    77,619
          107,182                CWGS Group LLC, Term Loan, 4.759% (LIBOR +
                                 275 bps), 11/8/23                                                               91,105
                                                                                                            -----------
                                 Total Automobile                                                           $   168,724
-----------------------------------------------------------------------------------------------------------------------
                                 Broadcasting & Entertainment -- 0.2%
           98,481                Sinclair Television Group, Inc., Tranche B Term Loan, 4.04%
                                 (LIBOR + 225 bps), 1/3/24                                                  $    98,512
                                                                                                            -----------
                                 Total Broadcasting & Entertainment                                         $    98,512
-----------------------------------------------------------------------------------------------------------------------
                                 Chemicals, Plastics & Rubber -- 0.4%
           98,500                Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                                 Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                                 3.854% (LIBOR + 175 bps), 6/1/24                                           $    98,531
           41,732                PQ Corp., Third Amendment Tranche B-1 Term Loan, 4.427%
                                 (LIBOR + 250 bps), 2/8/25                                                       41,784
                                                                                                            -----------
                                 Total Chemicals, Plastics & Rubber                                         $   140,315
-----------------------------------------------------------------------------------------------------------------------
                                 Computers & Electronics -- 0.5%
           25,758                Energy Acquisition LP, (aka Electrical Components
                                 International), First Lien Initial Term Loan,
                                 6.354% (LIBOR + 425 bps), 6/26/25                                          $    23,697
          123,125                Iron Mountain Information Management LLC, Incremental
                                 Term B Loan, 3.536% (LIBOR + 175 bps), 1/2/26                                  121,740
           57,489                Microchip Technology, Inc., Initial Term Loan, 3.79%
                                 (LIBOR + 200 bps), 5/29/25                                                      57,777
                                                                                                            -----------
                                 Total Computers & Electronics                                              $   203,214
-----------------------------------------------------------------------------------------------------------------------
                                 Diversified & Conglomerate Service -- 0.7%
           95,742                ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2 Loan,
                                 3.786% (LIBOR + 200 bps), 4/2/25                                           $    96,173
           19,477                Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                                 Closing Date Term Loan, 4.286% (LIBOR +
                                 250 bps), 3/1/24                                                                19,390

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 27

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Diversified & Conglomerate Service -- (continued)
           49,270                DG Investment Intermediate Holdings 2, Inc. (aka
                                 Convergint Technologies Holdings LLC), First Lien Initial
                                 Term Loan, 4.786% (LIBOR + 300 bps), 2/3/25                                $    48,069
           49,252                NVA Holdings, Inc., First Lien Term B-3 Loan, 4.536%
                                 (LIBOR + 275 bps), 2/2/25                                                       49,240
           74,063                West Corp., Incremental Term B-1 Loan, 5.427% (LIBOR +
                                 350 bps), 10/10/24                                                              61,888
                                                                                                            -----------
                                 Total Diversified & Conglomerate Service                                   $   274,760
-----------------------------------------------------------------------------------------------------------------------
                                 Electric & Electrical -- 0.0%+
            7,878                Rackspace Hosting, Inc., First Lien Term B Loan, 5.287%
                                 (LIBOR + 300 bps), 11/3/23                                                 $     7,035
                                                                                                            -----------
                                 Total Electric & Electrical                                                $     7,035
-----------------------------------------------------------------------------------------------------------------------
                                 Electronics -- 0.1%
           49,250                Scientific Games International, Inc., Initial Term B-5 Loan,
                                 4.536% (LIBOR + 275 bps), 8/14/24                                          $    48,733
                                                                                                            -----------
                                 Total Electronics                                                          $    48,733
-----------------------------------------------------------------------------------------------------------------------
                                 Environmental Services -- 0.2%
           98,777                GFL Environmental, Inc., Effective Date Incremental Term
                                 Loan, 4.786% (LIBOR + 300 bps), 5/30/25                                    $    98,617
                                                                                                            -----------
                                 Total Environmental Services                                               $    98,617
-----------------------------------------------------------------------------------------------------------------------
                                 Financial Services -- 0.1%
           46,386                RPI Finance Trust, Initial Term Loan B-6, 3.786% (LIBOR +
                                 200 bps), 3/27/23                                                          $    46,651
                                                                                                            -----------
                                 Total Financial Services                                                   $    46,651
-----------------------------------------------------------------------------------------------------------------------
                                 Healthcare & Pharmaceuticals -- 0.3%
           97,750                Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
                                 6.063% (LIBOR + 425 bps), 4/29/24                                          $    89,825
           36,177                Gentiva Health Services, Inc., First Lien Closing Date
                                 Initial Term Loan, 5.563% (LIBOR + 375 bps), 7/2/25                             36,279
                                                                                                            -----------
                                 Total Healthcare & Pharmaceuticals                                         $   126,104
-----------------------------------------------------------------------------------------------------------------------
                                 Healthcare, Education & Childcare -- 0.5%
           49,237                ATI Holdings Acquisition, Inc., First Lien Initial Term
                                 Loan, 5.304% (LIBOR + 350 bps), 5/10/23                                    $    47,267
           48,633                KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                                 Term B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                                48,134
           98,246                Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                                 4.874% (LIBOR + 275 bps), 6/10/22                                               98,015
                                                                                                            -----------
                                 Total Healthcare, Education & Childcare                                    $   193,416
-----------------------------------------------------------------------------------------------------------------------
                                 Hotel, Gaming & Leisure -- 0.1%
           47,053                1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
                                 (aka Burger King/Tim Hortons), Term B-3 Loan,
                                 4.036% (LIBOR + 225 bps), 2/16/24                                          $    47,200
                                                                                                            -----------
                                 Total Hotel, Gaming & Leisure                                              $    47,200
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Insurance -- 0.4%
           45,655                Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                                 4.786% (LIBOR + 300 bps), 11/3/24                                          $    45,752
           48,858                Integro Parent, Inc., First Lien Initial Term Loan, 7.795%
                                 (LIBOR + 575 bps), 10/31/22                                                     47,636
           49,246                USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                                 Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                         47,869
                                                                                                            -----------
                                 Total Insurance                                                            $   141,257
-----------------------------------------------------------------------------------------------------------------------
                                 Leasing -- 0.4%
           94,711                Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 3.596%
                                 (LIBOR + 175 bps), 1/15/25                                                 $    95,212
           73,875                IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                                 B-1 Term Loan, 5.895% (LIBOR + 375 bps), 9/11/23                                73,182
                                                                                                            -----------
                                 Total Leasing                                                              $   168,394
-----------------------------------------------------------------------------------------------------------------------
                                 Manufacturing -- 0.2%
           62,848                Aristocrat Leisure, Ltd., Term B-3 Loan, 3.716% (LIBOR +
                                 175 bps), 10/19/24                                                         $    63,074
                                                                                                            -----------
                                 Total Manufacturing                                                        $    63,074
-----------------------------------------------------------------------------------------------------------------------
                                 Media -- 0.2%
           31,535                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                                 October 2018 Incremental Term Loan, 4.171%
                                 (LIBOR + 225 bps), 1/15/26                                                 $    31,401
           49,375                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                                 September 2019 Initial Term Loan, 4.327% (LIBOR +
                                 250 bps), 4/15/27                                                               49,375
                                                                                                            -----------
                                 Total Media                                                                $    80,776
-----------------------------------------------------------------------------------------------------------------------
                                 Metals & Mining -- 0.2%
           46,310                Atkore International, Inc., First Lien Initial Incremental
                                 Term Loan, 4.86% (LIBOR + 275 bps), 12/22/23                               $    46,303
           48,265                Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                                 Term Loan, 4.073% (LIBOR + 225 bps), 6/14/21                                    48,250
                                                                                                            -----------
                                 Total Metals & Mining                                                      $    94,553
-----------------------------------------------------------------------------------------------------------------------
                                 Personal, Food & Miscellaneous Services -- 0.2%
           97,487                Revlon Consumer Products Corp., Initial Term B Loan,
                                 5.624% (LIBOR + 350 bps), 9/7/23                                           $    76,985
                                                                                                            -----------
                                 Total Personal, Food & Miscellaneous Services                              $    76,985
-----------------------------------------------------------------------------------------------------------------------
                                 Professional & Business Services -- 0.3%
           98,500                Lamar Media Corp., Term B Loan, 3.563% (LIBOR +
                                 175 bps), 3/14/25                                                          $    99,054
                                                                                                            -----------
                                 Total Professional & Business Services                                     $    99,054
-----------------------------------------------------------------------------------------------------------------------
                                 Securities & Trusts -- 0.2%
           65,000(l)             Stonepeak Lonestar Holdings LLC, Initial Term
                                 Loan, 10/19/26                                                             $    63,903
                                                                                                            -----------
                                 Total Securities & Trusts                                                  $    63,903
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 29

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 Telecommunications -- 0.5%
           18,405                Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                                 Tranche B-1 Term Loan, 3.536% (LIBOR +
                                 175 bps), 2/15/24                                                          $    18,447
           98,750                SBA Senior Finance II LLC, Initial Term Loan, 3.79%
                                 (LIBOR + 200 bps), 4/11/25                                                      99,100
           97,992                Sprint Communications, Inc., Initial Term Loan, 4.313%
                                 (LIBOR + 250 bps), 2/2/24                                                       97,052
                                                                                                            -----------
                                 Total Telecommunications                                                   $   214,599
-----------------------------------------------------------------------------------------------------------------------
                                 Utilities -- 0.2%
           67,562                Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                                 Initial Term Loan, 3.786% (LIBOR + 200 bps), 8/4/23                        $    67,861
                                                                                                            -----------
                                 Total Utilities                                                            $    67,861
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                 (Cost $2,589,051)                                                          $ 2,523,737
-----------------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                 20.2% of Net Assets
           18,276                Fannie Mae, 3.0%, 5/1/31                                                   $    18,849
           35,322                Fannie Mae, 3.0%, 2/1/43                                                        36,436
           23,955                Fannie Mae, 3.0%, 3/1/43                                                        24,711
           22,917                Fannie Mae, 3.0%, 5/1/43                                                        23,653
           26,173                Fannie Mae, 3.0%, 5/1/43                                                        26,999
           26,050                Fannie Mae, 3.0%, 6/1/45                                                        26,887
           19,879                Fannie Mae, 3.0%, 9/1/46                                                        20,416
           38,905                Fannie Mae, 3.0%, 10/1/46                                                       39,948
           55,246                Fannie Mae, 3.0%, 11/1/46                                                       56,715
           38,468                Fannie Mae, 3.0%, 1/1/47                                                        39,824
           30,621                Fannie Mae, 3.0%, 3/1/47                                                        31,417
           38,793                Fannie Mae, 3.5%, 6/1/42                                                        40,762
          101,417                Fannie Mae, 3.5%, 9/1/42                                                       106,441
           92,885                Fannie Mae, 3.5%, 5/1/44                                                        96,304
           27,309                Fannie Mae, 3.5%, 2/1/45                                                        28,945
           71,118                Fannie Mae, 3.5%, 2/1/45                                                        75,694
           17,549                Fannie Mae, 3.5%, 6/1/45                                                        18,340
           13,313                Fannie Mae, 3.5%, 8/1/45                                                        13,812
           34,231                Fannie Mae, 3.5%, 8/1/45                                                        35,691
           17,660                Fannie Mae, 3.5%, 9/1/45                                                        18,797
           52,876                Fannie Mae, 3.5%, 9/1/45                                                        55,002
           79,323                Fannie Mae, 3.5%, 10/1/45                                                       82,887
           17,032                Fannie Mae, 3.5%, 1/1/46                                                        17,753
           18,428                Fannie Mae, 3.5%, 7/1/46                                                        19,163
           30,520                Fannie Mae, 3.5%, 9/1/46                                                        31,773
           58,521                Fannie Mae, 3.5%, 12/1/46                                                       60,837
           29,955                Fannie Mae, 3.5%, 1/1/47                                                        31,305

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
           37,420                Fannie Mae, 3.5%, 1/1/47                                                   $    39,493
           39,133                Fannie Mae, 3.5%, 1/1/47                                                        40,665
           31,020                Fannie Mae, 4.0%, 10/1/40                                                       33,598
           62,176                Fannie Mae, 4.0%, 1/1/42                                                        66,453
           12,280                Fannie Mae, 4.0%, 2/1/42                                                        13,118
           22,123                Fannie Mae, 4.0%, 5/1/42                                                        23,606
           34,216                Fannie Mae, 4.0%, 11/1/43                                                       36,726
           13,630                Fannie Mae, 4.0%, 10/1/44                                                       14,407
           63,218                Fannie Mae, 4.0%, 11/1/44                                                       66,826
           50,254                Fannie Mae, 4.0%, 10/1/45                                                       53,171
           40,456                Fannie Mae, 4.0%, 12/1/45                                                       42,764
           29,633                Fannie Mae, 4.0%, 6/1/46                                                        31,247
           28,365                Fannie Mae, 4.0%, 8/1/46                                                        29,838
           16,548                Fannie Mae, 4.0%, 11/1/46                                                       17,412
           19,768                Fannie Mae, 4.0%, 11/1/46                                                       20,738
          121,080                Fannie Mae, 4.0%, 1/1/47                                                       127,193
           19,256                Fannie Mae, 4.0%, 4/1/47                                                        20,431
           30,377                Fannie Mae, 4.0%, 4/1/47                                                        31,888
           32,600                Fannie Mae, 4.0%, 4/1/47                                                        34,570
           19,692                Fannie Mae, 4.0%, 6/1/47                                                        20,672
           60,844                Fannie Mae, 4.0%, 6/1/47                                                        63,848
           16,797                Fannie Mae, 4.0%, 7/1/47                                                        17,627
           30,905                Fannie Mae, 4.0%, 8/1/47                                                        32,423
           38,870                Fannie Mae, 4.0%, 12/1/47                                                       40,717
          127,158                Fannie Mae, 4.0%, 4/1/48                                                       132,941
           55,000                Fannie Mae, 4.0%, 11/1/48 (TBA)                                                 57,075
            7,906                Fannie Mae, 4.0%, 9/1/49                                                         8,228
           10,666                Fannie Mae, 4.5%, 4/1/41                                                        11,564
            8,149                Fannie Mae, 4.5%, 5/1/41                                                         8,914
           22,745                Fannie Mae, 4.5%, 11/1/43                                                       24,465
           26,170                Fannie Mae, 4.5%, 2/1/44                                                        28,113
           32,678                Fannie Mae, 4.5%, 2/1/44                                                        35,106
           24,056                Fannie Mae, 4.5%, 5/1/46                                                        25,647
           25,151                Fannie Mae, 4.5%, 2/1/47                                                        26,558
           24,788                Fannie Mae, 5.0%, 8/1/31                                                        26,511
           11,730                Fannie Mae, 5.0%, 6/1/40                                                        12,955
            7,517                Fannie Mae, 5.5%, 10/1/35                                                        8,419
           10,809                Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                  11,163
           13,063                Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                  13,491
           25,660                Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                  26,502
           29,456                Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                  30,403
           49,179                Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                  50,791

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 31

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
           13,614                Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                             $    14,049
           20,048                Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                  20,593
           19,967                Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                 20,476
           58,539                Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                  60,095
           13,769                Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                 14,476
           72,265                Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                  76,318
           90,238                Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                 94,346
           14,763                Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                  15,373
           64,885                Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                  68,993
           27,280                Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  28,699
           75,063                Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  78,804
           90,202                Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                  95,261
           57,001                Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                 60,198
           85,360                Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                  90,655
          140,754                Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                 148,882
           10,375                Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                 10,974
           17,292                Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                  18,281
           26,142                Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                  27,622
           18,282                Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  19,302
           18,386                Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  19,508
           34,627                Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  36,352
           39,415                Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  41,840
           79,775                Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                  83,812
           93,231                Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                  97,968
          171,002                Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                179,502
          122,431                Federal Home Loan Mortgage Corp., 4.0%, 12/1/47                                128,975
          112,339                Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                                 116,635
           38,388                Federal Home Loan Mortgage Corp., 4.0%, 9/1/49                                  39,909
           33,025                Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                                  35,829
           51,500                Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                  54,528
           17,433                Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                                  18,401
           16,371                Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                  18,079
           19,050                Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                 21,040
            2,930                Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                   3,232
            5,780                Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                  6,389
           10,075                Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                                  11,237
           14,222                Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                                  16,868
           23,364                Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                                  26,338
           41,806                Government National Mortgage Association I,
                                 3.5%, 11/15/41                                                                  44,109
            7,986                Government National Mortgage Association I,
                                 3.5%, 10/15/42                                                                   8,425

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- (continued)
           26,773                Government National Mortgage Association I,
                                 3.5%, 8/15/46                                                              $    28,012
           29,318                Government National Mortgage Association I,
                                 4.0%, 4/15/45                                                                   31,576
           39,520                Government National Mortgage Association I,
                                 4.0%, 6/15/45                                                                   42,571
           22,407                Government National Mortgage Association I,
                                 4.5%, 1/15/40                                                                   24,532
           17,777                Government National Mortgage Association I,
                                 4.5%, 9/15/40                                                                   19,347
            7,588                Government National Mortgage Association I,
                                 4.5%, 10/15/40                                                                   8,254
           16,069                Government National Mortgage Association I,
                                 4.5%, 7/15/41                                                                   17,481
           27,240                Government National Mortgage Association II,
                                 3.0%, 9/20/46                                                                   28,187
           24,192                Government National Mortgage Association II,
                                 4.5%, 9/20/41                                                                   26,159
           53,352                Government National Mortgage Association II,
                                 4.5%, 9/20/44                                                                   56,156
           15,263                Government National Mortgage Association II,
                                 4.5%, 10/20/44                                                                  16,366
           32,362                Government National Mortgage Association II,
                                 4.5%, 11/20/44                                                                  34,697
          109,912                Government National Mortgage Association II,
                                 4.5%, 4/20/48                                                                  115,917
        1,400,000(f)             U.S. Treasury Bills, 11/19/19                                                1,398,932
          207,000                U.S. Treasury Bonds, 3.0%, 2/15/49                                             244,034
          393,247                U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                         425,329
          243,626                U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                           270,450
          431,766                U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                           482,360
          235,518                U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                           264,818
          107,000                U.S. Treasury Notes, 2.625%, 2/15/29                                           115,685
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                 (Cost $7,882,511)                                                          $ 8,160,874
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 33

------------------------------------------------------------------------------------------------------------------------
Number of                                                                     Strike       Expiration
Contracts                        Description   Counterparty    Notional       Price        Date             Value
------------------------------------------------------------------------------------------------------------------------
                                 OVER THE COUNTER (OTC) CURRENCY PUT
                                 OPTIONS PURCHASED -- 0.1%
        1,230,000                Put EUR       Bank of
                                 Call USD      America NA      EUR 16,929     EUR 1.13     1/9/20           $    19,120
          825,000                Put EUR       Bank of
                                 Call USD      America NA      EUR 11,993     EUR 1.12     1/17/20                8,112
                                                                                                            ------------
                                                                                                            $    27,232
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                                 OPTIONS PURCHASED
                                 (Premiums paid $28,921)                                                    $    27,232
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL OPTIONS PURCHASED
                                 (Premiums paid $28,921)                                                    $    27,232
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 93.5%
                                 (Cost $37,205,175)                                                         $37,709,125
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                     Net            Change in Net
                                                                     Realized       Unrealized
                                                      Dividend       Gain           Appreciation
Shares                                                Income         (Loss)         (Depreciation)
------------------------------------------------------------------------------------------------------------------------
                                 AFFILIATED ISSUER -- 2.5%
                                 CLOSED-END FUND -- 2.5% of Net Assets
          114,057(m)             Pioneer ILS
                                 Interval Fund        $94,988        $(94,990)      $(104,976)              $ 1,004,846
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL CLOSED-END FUND
                                 (Cost $1,108,478)                                                          $ 1,004,846
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 2.5%
                                 (Cost $1,108,478)                                                          $ 1,004,846
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Number of                                                                     Strike       Expiration
Contracts                        Description   Counterparty    Notional       Price        Date
------------------------------------------------------------------------------------------------------------------------
                                 OVER THE COUNTER (OTC) CURRENCY CALL
                                 OPTIONS WRITTEN -- (0.0)%+
       (1,230,000)               Call EUR      Bank of
                                 Put USD       America NA      EUR 16,929     EUR 1.25     1/9/20           $        (2)
         (825,000)               Call EUR      Bank of
                                 Put USD       America NA      EUR 11,993     EUR 1.23     1/17/20                  (14)
                                                                                                            ------------
                                                                                                            $       (16)
------------------------------------------------------------------------------------------------------------------------
                                 TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                                 OPTIONS WRITTEN
                                 (Premiums received $(28,921))                                              $       (16)
------------------------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS AND LIABILITIES -- 4.0%                                       $ 1,632,378
------------------------------------------------------------------------------------------------------------------------
                                 NET ASSETS -- 100.0%                                                       $40,346,333
========================================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19
bps        Basis Points.

EUAMDB     Euribor ICE Swap Rate.

EURIBOR    Euro Interbank Offered Rate.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR      London Interbank Offered Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

SOFR       Secured Overnight Financing Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $7,192,312, or 17.8% of net assets.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)        Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread are shown at October 31, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g)        Securities are restricted as to resale.

(h)        Issued as preference shares. (i) Non-income producing security.

(j)        Issued as participation notes.

(k)        Consists of Revenue Bonds unless otherwise indicated.

(l) This term loan will settle after October 31, 2019, at which time the interest rate will be determined.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the "Adviser").

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 35

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                                                Unrealized
Currency                        Currency                                          Settlement    Appreciation
Purchased    In Exchange for    Sold        Deliver         Counterparty          Date          (Depreciation)
--------------------------------------------------------------------------------------------------------------
SEK            7,564,198        USD            (779,164)    Bank of America NA    11/26/19      $  4,551
TRY            1,147,000        ZAR          (3,038,624)    Bank of America NA    12/3/19         (1,732)
CHF              410,894        USD            (416,388)    Citibank NA           11/26/19           596
CZK           11,566,647        USD            (491,626)    Citibank NA           11/26/19        13,717
EUR               35,144        USD             (38,952)    Citibank NA           11/27/19           274
USD              110,843        EUR            (100,000)    Citibank NA           11/27/19          (770)
CAD            1,064,000        USD            (799,736)    Goldman Sachs         12/3/19          8,515
                                                            International
EUR              379,825        GBP            (337,161)    Goldman Sachs         11/29/19       (12,592)
                                                            International
JPY           86,738,091        TWD         (25,077,419)    Goldman Sachs         12/3/19        (18,360)
                                                            International
COP          639,775,000        USD            (186,377)    HSBC Bank USA NA      12/17/19         2,585
INR           16,386,000        USD            (229,979)    HSBC Bank USA NA      12/17/19           (96)
USD              440,128        MXN          (8,488,000)    HSBC Bank USA NA      12/18/19         1,676
USD              291,752        GBP            (235,588)    JPMorgan Chase        11/26/19       (13,275)
                                                            Bank NA
AUD            1,196,495        NZD          (1,292,536)    State Street Bank     12/19/19        (4,247)
                                                            & Trust Co.
EUR            4,796,153        USD          (5,274,515)    State Street Bank     11/27/19        78,596
                                                            & Trust Co.
JPY          453,009,838        USD          (4,169,664)    State Street Bank     12/18/19        37,967
                                                            & Trust Co.
NOK            5,314,802        USD            (587,725)    State Street Bank     11/26/19       (10,360)
                                                            & Trust Co.
USD              555,915        EUR            (500,000)    State Street Bank     11/27/19        (2,148)
                                                            & Trust Co.
USD              151,237        MXN          (2,904,682)    The Bank of           12/18/19         1,194
                                                            New York Mellon
USD              404,867        SEK          (3,981,828)    The Bank of           11/26/19        (7,684)
                                                            New York Mellon
--------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                               $ 78,407
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

----------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional      Market        Unrealized
Long         Description        Date          Amount        Value         (Depreciation)
----------------------------------------------------------------------------------------
11           Australia          12/16/19      $1,123,528    $1,104,605    $ (18,923)
             10-Year Bond
 6           Canada             12/18/19         658,610       647,353      (11,257)
             10-Year Bond
 5           Euro BUXL          12/6/19        1,230,910     1,169,950      (60,960)
             30 Year Bond
 4           Euro-Bund          12/6/19          783,325       765,672      (17,653)
 1           U.S. Ultra Bond    12/19/19         198,313       189,750       (8,563)
----------------------------------------------------------------------------------------
                                              $3,994,686    $3,877,330    $(117,356)
========================================================================================

----------------------------------------------------------------------------------------
Number of
Contracts                        Expiration   Notional       Market         Unrealized
Short       Description          Date         Amount         Value          Appreciation
----------------------------------------------------------------------------------------
17          Euro-Bobl            12/6/19      $ 2,586,082    $ 2,550,464    $ 35,618
 1          U.S. 5 Year Note     12/31/19         120,023        119,203         820
24          U.S. 10 Year Note    12/19/19       3,165,000      3,127,125      37,875
25          U.S. 10 Year Ultra   12/19/19       3,592,492      3,552,734      39,758
 6          U.S. Long Bond       12/19/19         995,250        968,250      27,000
----------------------------------------------------------------------------------------
                                              $10,458,847    $10,317,776    $141,071
----------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                       $(6,464,161)   $(6,440,446)   $ 23,715
========================================================================================

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

     ARS -- Argentine Peso

     AUD -- Australian Dollar

     CAD -- Canadian Dollar

     CHF -- Swiss Franc

     COP -- Colombian Peso

     CZK -- Czech Koruna

     DOP -- Dominican Republic Peso

     EGP -- Egyptian Pound

     EUR -- Euro

     GBP -- Great British Pound

     IDR -- Indonesian Rupiah

     INR -- Indian Rupee

     JPY -- Japanese Yen

     MXN -- Mexican Peso

     NOK -- Norwegian Krone

     NZD -- New Zealand Dollar

     RUB -- Russian Ruble

     SEK -- Swedish Krona

     TRY -- Turkish Lira

     TWD -- Taiwan Dollar

     UYU -- Uruguayan Peso

     ZAR -- South African Rand

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 37

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, were as follows:

----------------------------------------------------------------------------------------
                                                   Purchases            Sales
----------------------------------------------------------------------------------------
Long-Term U.S. Government                          $1,201,478           $ 2,464,935
Other Long-Term Securities                         $5,315,419           $15,941,424

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund did not engage in any cross trade activity.

At October 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $38,438,378 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                              $ 2,161,137
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                               (1,783,438)
                                                                                  -----------
         Net unrealized appreciation                                              $   377,699
                                                                                  ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------------
                                                     Level 1      Level 2          Level 3      Total
------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock                          $143,402     $        --      $     --     $   143,402
Asset Backed Securities                                    --          173,26            --         173,261
Collateralized Mortgage Obligations                        --       2,575,401       100,000       2,675,401
Corporate Bonds                                            --      14,557,916            --      14,557,916
Foreign Government Bonds                                   --       9,341,734            --       9,341,734
Insurance-Linked Securities
  Reinsurance Sidecars
   Multiperil -- Worldwide                                 --              --        50,918          50,918
Municipal Bonds                                            --          54,650            --          54,650
Senior Secured Floating Rate Loan Interests                --       2,523,737            --       2,523,737
U.S. Government and Agency Obligations                     --       8,160,874            --       8,160,874
Over The Counter (OTC) Currency
  Put Option Purchased                                     --          27,232            --          27,232
Affiliated Closed-End Fund                                 --       1,004,846            --       1,004,846
------------------------------------------------------------------------------------------------------------
Total Investments in Securities                      $143,402     $38,419,651      $150,918     $38,713,971
============================================================================================================
Other Financial Instruments
  Over The Counter (OTC) Currency
    Call Option Written                              $     --     $       (16)     $     --     $       (16)
  Net unrealized appreciation on forward
    foreign currency exchange contracts                    --          78,407            --          78,407
  Net unrealized appreciation
    on futures contracts                               23,715              --            --          23,715
------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments                    $ 23,715     $    78,391      $     --     $   102,106
============================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------
                                                             Collateralized    Insurance-
                                                             Mortgage          Linked
                                                             Obligations       Securities    Total
------------------------------------------------------------------------------------------------------
Balance as of 10/31/18                                       $     --          $ 87,326      $ 87,326
Realized gain (loss)(1)                                            --              (114)         (114)
Change in unrealized appreciation (depreciation)(2)            (2,250)          (12,593)      (14,843)
Accrued discounts/premiums                                         --                --            --
Purchases                                                          --            40,962        40,962
Sales                                                              --           (64,663)      (64,663)
Transfer in to Level 3*                                       102,250                --       102,250
Transfer out of Level 3*                                                             --            --
------------------------------------------------------------------------------------------------------
Balance as of 10/31/19                                       $100,000          $ 50,918      $150,918
======================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) on investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2019, an investment having a value of $102,250 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. For the year ended October 31, 2019, there were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held
      and considered Level 3 at October 31, 2019:                                               $(16,900)
                                                                                                --------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 39

Statement of Assets and Liabilities | 10/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $37,205,175)                      $37,709,125
  Investments in affiliated issuers, at value (cost $1,108,478)                           1,004,846
  Cash                                                                                      454,877
  Foreign currencies, at value (cost $615,921)                                              627,175
  Futures collateral                                                                        133,256
  Due from broker for futures                                                               134,936
  Net unrealized appreciation on forward foreign currency exchange contracts                 78,407
  Net unrealized appreciation on futures contracts                                           23,715
  Receivables --
     Investment securities sold                                                             233,187
     Fund shares sold                                                                        15,498
     Interest                                                                               335,548
  Due from the Adviser                                                                       38,507
  Other assets                                                                               29,191
----------------------------------------------------------------------------------------------------
       Total assets                                                                     $40,818,268
====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                    $   178,530
     Fund shares repurchased                                                                 49,510
     Distributions                                                                           53,564
     Trustees' fees                                                                             368
     Administrative fees                                                                     16,370
     Professional fees                                                                       52,068
     Transfer agent fees                                                                     25,450
     Pricing fees                                                                            11,636
     Custodian fees                                                                          14,104
  Variation margin for futures contracts                                                     41,886
  Written options outstanding (net premiums received $(28,921))                                  16
  Due to affiliates                                                                          15,690
  Accrued expenses                                                                           12,743
----------------------------------------------------------------------------------------------------
       Total liabilities                                                                $   471,935
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                       $40,464,780
  Distributable earnings (loss)                                                            (118,447)
----------------------------------------------------------------------------------------------------
       Net assets                                                                       $40,346,333
====================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $18,445,149/1,787,563 shares)                                       $     10.32
  Class C (based on $8,435,564/815,344 shares)                                          $     10.35
  Class Y (based on $13,465,620/1,293,869 shares)                                       $     10.41
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.32 net asset value per share/100%-4.50%
     maximum sales charge)                                                              $     10.81
====================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Statement of Operations

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $1,074)                                                         $1,523,283
  Dividends from unaffiliated issuers                                             14,892
  Dividends from affiliated issuers                                               94,988
------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $ 1,633,163
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $  214,023
  Administrative expense                                                          75,354
  Transfer agent fees
     Class A                                                                     110,810
     Class C                                                                       3,836
     Class Y                                                                       1,300
  Distribution fees
     Class A                                                                      46,484
     Class C                                                                      87,088
  Shareowner communications expense                                                5,547
  Custodian fees                                                                  44,533
  Registration fees                                                               56,670
  Professional fees                                                               67,558
  Printing expense                                                                71,250
  Pricing fees                                                                    42,928
  Trustees' fees                                                                   7,139
  Insurance expense                                                                  828
  Miscellaneous                                                                   25,671
------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $   861,019
     Less fees waived and expenses reimbursed
       by the Adviser                                                                              (399,032)
------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $   461,987
------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $ 1,171,176
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                      $ (635,706)
     Investments in affiliated issuers                                           (94,990)
     Written options                                                              37,293
     Forward foreign currency exchange contracts                                (783,590)
     Futures contracts                                                          (167,146)
     Swap contracts                                                               52,234
     Other assets and liabilities denominated in foreign currencies              (46,782)       $(1,638,687)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                      $2,769,641
     Investments in affiliated issuers                                          (104,976)
     Written options                                                              (1,052)
     Forward foreign currency exchange contracts                                 298,596
     Futures contracts                                                           (81,011)
     Swap contracts                                                               (2,317)
     Other assets and liabilities denominated in foreign currencies               19,619        $ 2,898,500
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                        $ 1,259,813
------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $ 2,430,989
============================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 41

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                    Year Ended         Year Ended
                                                                    10/31/19           10/31/18
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $  1,171,176       $  1,416,690
Net realized gain (loss) on investments                               (1,638,687)        (1,518,415)
Change in net unrealized appreciation (depreciation)
  on investments                                                       2,898,500         (3,298,829)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $  2,430,989       $ (3,400,554)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.05 and $0.05 per share, respectively)                 $   (102,417)      $   (114,781)
  Class C ($0.02 and $0.04 per share, respectively)                      (21,637)           (35,907)
  Class Y ($0.08 and $0.06 per share, respectively)                     (139,987)           (78,523)
Tax return of capital:
  Class A ($0.21 and $0.19 per share, respectively)                     (376,399)          (469,180)
  Class C ($0.16 and $0.11 per share, respectively)                     (131,529)          (102,276)
  Class Y ($0.21 and $0.21 per share, respectively)                     (293,323)          (568,688)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $ (1,065,292)      $ (1,369,355)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  2,798,300       $ 78,877,441
Reinvestment of distributions                                            439,831            735,353
Cost of shares repurchased                                           (13,187,825)       (73,833,356)
----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from Fund
     share transactions                                             $ (9,949,694)      $  5,779,438
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          $ (8,583,997)      $  1,009,529
----------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                   $ 48,930,330       $ 47,920,801
----------------------------------------------------------------------------------------------------
End of year                                                         $ 40,346,333       $ 48,930,330
====================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------
                                     Year Ended    Year Ended      Year Ended     Year Ended
                                     10/31/19      10/31/19        10/31/18       10/31/18
                                     Shares        Amount          Shares         Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                           157,779      $ 1,610,050      1,975,874     $ 21,070,396
Reinvestment of distributions          28,071          286,795         32,537          341,157
Less shares repurchased              (293,315)      (2,981,953)    (2,286,732)     (23,964,912)
-----------------------------------------------------------------------------------------------
     Net decrease                    (107,465)     $(1,085,108)      (278,321)    $ (2,553,359)
===============================================================================================
Class C
Shares sold                            41,334      $   417,087        782,897     $  8,390,073
Reinvestment of distributions           3,892           39,874          4,183           44,184
Less shares repurchased              (105,304)      (1,074,273)      (845,759)      (9,033,239)
-----------------------------------------------------------------------------------------------
     Net decrease                     (60,078)     $  (617,312)       (58,679)    $   (598,982)
===============================================================================================
Class Y
Shares sold                            74,904      $   771,163      4,588,417     $ 49,416,972
Reinvestment of distributions          11,076          113,162         32,990          350,012
Less shares repurchased              (894,957)      (9,131,599)    (3,874,730)     (40,835,205)
-----------------------------------------------------------------------------------------------
     Net increase
       (decrease)                    (808,977)     $(8,247,274)       746,677     $  8,931,779
===============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year       Year        Year       Year        Year
                                                                             Ended      Ended       Ended      Ended       Ended
                                                                             10/31/19   10/31/18    10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                         $ 10.00    $ 10.70     $ 10.60    $ 10.40     $ 10.91
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                           $  0.29    $  0.24     $  0.30    $  0.31     $  0.31
  Net realized and unrealized gain (loss) on investments                        0.29      (0.70)       0.09       0.25       (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                           $  0.58    $ (0.46)    $  0.39    $  0.56     $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      $ (0.05)   $ (0.05)    $ (0.19)   $ (0.28)    $ (0.31)
  Net realized gain                                                               --         --       (0.06)        --       (0.10)
  Tax return of capital                                                        (0.21)     (0.19)      (0.04)     (0.08)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          $ (0.26)   $ (0.24)    $ (0.29)   $ (0.36)    $ (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  0.32    $ (0.70)    $  0.10    $  0.20     $ (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.32    $ 10.00     $ 10.70    $ 10.60     $ 10.40
====================================================================================================================================
Total return (b)                                                                5.89%     (4.41)%      3.75%      5.59%      (1.00)%
Ratio of net expenses to average net assets                                     1.00%      1.00%       1.00%      1.00%       1.00%
Ratio of net investment income (loss) to average net assets                     2.80%      2.31%       2.83%      2.99%       2.87%
Portfolio turnover rate                                                           16%        64%         70%        37%         34%
Net assets, end of period (in thousands)                                     $18,445    $18,954     $23,252    $13,579     $12,737
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                          2.29%      1.99%       2.13%      2.67%       2.67%
  Net investment income (loss) to average net assets                            1.51%      1.32%       1.70%      1.32%       1.20%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Year       Year       Year       Year        Year
                                                                              Ended      Ended      Ended      Ended       Ended
                                                                              10/31/19   10/31/18   10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                          $10.03     $10.73     $ 10.63    $10.43      $10.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                            $ 0.20     $ 0.16     $  0.21    $ 0.22      $ 0.21
  Net realized and unrealized gain (loss) on investments                        0.30      (0.71)       0.09      0.25       (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                            $ 0.50     $(0.55)    $  0.30    $ 0.47      $(0.20)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                       $(0.02)    $(0.04)    $ (0.10)   $(0.19)     $(0.21)
  Net realized gain                                                               --         --       (0.06)       --       (0.10)
  Tax return of capital                                                        (0.16)     (0.11)      (0.04)    (0.08)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           $(0.18)    $(0.15)    $ (0.20)   $(0.27)     $(0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $ 0.32     $(0.70)    $  0.10    $ 0.20      $(0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $10.35     $10.03     $ 10.73    $10.63      $10.43
====================================================================================================================================
Total return (b)                                                                5.02%     (5.19)%      2.88%     4.67%      (1.87)%
Ratio of net expenses to average net assets                                     1.84%      1.81%       1.81%     1.90%       1.90%
Ratio of net investment income (loss) to average net assets                     1.97%      1.53%       2.00%     2.10%       1.96%
Portfolio turnover rate                                                           16%        64%         70%       37%         34%
Net assets, end of period (in thousands)                                      $8,436     $8,781     $10,024    $4,370      $4,113
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                          2.49%      2.14%       2.21%     2.53%       2.56%
  Net investment income (loss) to average net assets                            1.32%      1.20%       1.60%     1.46%       1.30%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year       Year        Year       Year        Year
                                                                             Ended      Ended       Ended      Ended       Ended
                                                                             10/31/19   10/31/18    10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                         $ 10.08    $ 10.80     $ 10.69    $ 10.50     $ 11.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                           $  0.32    $  0.26     $  0.33    $  0.34     $  0.33
  Net realized and unrealized gain (loss) on investments                        0.30      (0.71)       0.10       0.24       (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                           $  0.62    $ (0.45)    $  0.43    $  0.58     $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      $ (0.08)   $ (0.06)    $ (0.22)   $ (0.31)    $ (0.34)
  Net realized gain                                                               --         --       (0.06)        --       (0.10)
  Tax return of capital                                                        (0.21)     (0.21)      (0.04)     (0.08)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          $ (0.29)   $ (0.27)    $ (0.32)   $ (0.39)    $ (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  0.33    $ (0.72)    $  0.11    $  0.19     $ (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.41    $ 10.08     $ 10.80    $ 10.69     $ 10.50
====================================================================================================================================
Total return (b)                                                                6.23%     (4.29)%      4.10%      5.73%      (0.62)%
Ratio of net expenses to average net assets                                     0.75%      0.75%       0.75%      0.75%       0.75%
Ratio of net investment income (loss) to average net assets                     3.08%      2.46%       3.10%      3.24%       3.12%
Portfolio turnover rate                                                           16%        64%         70%        37%         34%
Net assets, end of period (in thousands)                                     $13,466    $21,195     $14,645    $10,767     $12,178
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                          1.41%      1.14%       1.17%      1.41%       1.39%
  Net investment income (loss) to average net assets                            2.42%      2.07%       2.68%      2.59%       2.48%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Notes to Financial Statements | 10/31/19

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the "Fund") is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K, and Class Y shares. Class K had not commenced operations as of October 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 47 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 49

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.25% of net assets. The value of this fair valued security was $100,000.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 51 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2019, the Fund was permitted to carry forward indefinitely $50,253 of short-term and $399,073 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                         2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $  264,042      $       --
      Distribution in excess                                --         229,211
      Return of capital                                801,250       1,140,144
      --------------------------------------------------------------------------
         Total                                      $1,065,292      $1,369,355
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                       $(449,326)
      Current year dividend payable                                     (53,564)
      Unrealized appreciation                                           384,443
      --------------------------------------------------------------------------
         Total                                                        $(118,447)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency and futures contracts, adjustments relating to catastrophe bonds.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $566 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 53 plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

      Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at October 31, 2019, is listed in the Schedule of Investments.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 55 or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended October 31, 2019, was $66,269. Open purchased options at October 31, 2019, are listed in the Fund's Schedule of Investments.

J.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended October 31, 2019, was $(6,412). Open written options contracts at October 31, 2019, are listed in the Fund's Schedule of Investments.

K.    Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

      At October 31, 2019, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2019, was $11,538,255. Open forward foreign currency exchange contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

L.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended October 31, 2019, was $(5,419,089). Open futures contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 57

M.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended October 31, 2019, was $22,702. There were no open credit default swap contracts at October 31, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the Fund's average daily net assets over $1 billion. Prior to October 1, 2018, Management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended October 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% of the Fund's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended October 31, 2019, the Adviser waived $26,095 in management fees with respect to the Fund, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 59

Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2019, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,622 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $3,524
Class C                                                                   1,584
Class Y                                                                     439
--------------------------------------------------------------------------------
 Total                                                                   $5,547
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,068 in distribution fees payable to the Distributor at October 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $112 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2019, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 61

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2019.

--------------------------------------------------------------------------------------------------------------
                               Derivative
                               Assets
                               Subject to        Derivatives    Non-Cash        Cash            Net Amount
                               Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                   Agreement         for Offset     Received (a)    Received (a)    Assets (b)
--------------------------------------------------------------------------------------------------------------
Bank of America NA             $ 31,783          $ (1,748)      $ --            $ --            $ 30,035
Citibank NA                      14,587              (770)        --              --              13,817
Goldman Sachs
 International                    8,515            (8,515)        --              --                  --
HSBC Bank USA NA                  4,261               (96)        --              --               4,165
JPMorgan Chase
 Bank NA                             --                 --        --              --                  --
State Street Bank &
 Trust Co.                      116,563           (16,755)        --              --              99,808
The Bank of
 New York Mellon                  1,194            (1,194)        --              --                  --
--------------------------------------------------------------------------------------------------------------
 Total                         $176,903          $(29,078)      $ --            $ --            $147,825
==============================================================================================================

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

--------------------------------------------------------------------------------------------------------------
                               Derivative
                               Liabilities
                               Subject to        Derivatives    Non-Cash       Cash           Net Amount
                               Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty                   Agreement         for Offset     Pledged (a)    Pledged (a)    Liabilities (c)
--------------------------------------------------------------------------------------------------------------
Bank of America NA             $ 1,748           $ (1,748)      $ --           $ --           $    --
Citibank NA                        770               (770)        --             --                --
Goldman Sachs
 International                  30,952             (8,515)        --             --            22,437
HSBC Bank USA NA                    96                (96)        --             --                --
JPMorgan Chase
 Bank NA                        13,275                 --         --             --            13,275
State Street Bank &
 Trust Co.                      16,755            (16,755)        --             --                --
The Bank of
 New York Mellon                 7,684             (1,194)        --             --             6,490
--------------------------------------------------------------------------------------------------------------
 Total                         $71,280           $(29,078)      $ --           $ --           $42,202
==============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 63

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

-----------------------------------------------------------------------------------------------
                                                              Foreign
Statement of Assets                    Interest     Credit    Exchange     Equity    Commodity
and Liabilities                        Rate Risk    Risk      Rate Risk    Risk      Risk
-----------------------------------------------------------------------------------------------
Assets
 Options purchased*                    $    --      $ --      $ 27,232     $ --      $ --
 Net unrealized appreciation
    on forward foreign currency
    exchange contracts                      --        --        78,407       --        --
 Net unrealized appreciation
    on futures contracts                23,715        --            --       --        --
-----------------------------------------------------------------------------------------------
 Total Value                           $23,715      $ --      $105,639     $ --      $ --
===============================================================================================
Liabilities
 Written options outstanding           $    --      $ --      $     16     $ --      $ --
-----------------------------------------------------------------------------------------------
 Total Value                           $    --      $ --      $     16     $ --      $ --
===============================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019, was as follows:

---------------------------------------------------------------------------------------------------
                                                                 Foreign
Statement of                           Interest      Credit      Exchange      Equity    Commodity
Operations                             Rate Risk     Risk        Rate Risk     Risk      Risk
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Options purchased*                    $      --     $    --     $   6,837     $ --      $ --
 Written options                              --          --        37,293       --        --
 Forward foreign currency
    exchange contracts                        --          --      (783,590)      --        --
 Futures contracts                      (167,146)         --            --       --        --
 Swap contracts                               --      52,234            --       --        --
---------------------------------------------------------------------------------------------------
 Total Value                           $(167,146)    $52,234     $(739,460)    $ --      $ --
===================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Options purchased*                    $      --     $    --     $ (28,221)    $ --      $ --
 Written options                              --          --        (1,052)      --        --
 Forward foreign currency
    exchange contracts                        --          --       298,596       --        --
 Futures contracts                       (81,011)         --            --       --        --
 Swap contracts                               --      (2,317)           --       --        --
---------------------------------------------------------------------------------------------------
 Total Value                           $ (81,011)    $(2,317)    $ 269,323     $ --      $ --
===================================================================================================

* Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Multisector Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII (the "Trust")), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Additional Information (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 89.33%.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 67

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Global Multisector Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 69

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 71

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 73

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2007.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2007.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 2007.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 75

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 2007.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 77

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2007. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2007. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2007. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2007. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 79

                          This page is for your notes.


80 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

                          This page is for your notes.


            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 81

                          This page is for your notes.


82 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

                          This page is for your notes.


            Pioneer Global Multisector Income Fund | Annual Report | 10/31/19 83

                          This page is for your notes.


84 Pioneer Global Multisector Income Fund | Annual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
       ================
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 22520-11-1219

                              Pioneer Global High
                              Yield Fund

--------------------------------------------------------------------------------
                              Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PGHYX
                              Class C   PGYCX
                              Class Y   GHYYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         40

Notes to Financial Statements                                                47

Report of Independent Registered Public Accounting Firm                      65

Additional Information                                                       67

Approval of Investment Management Agreement                                  68

Trustees, Officers and Service Providers                                     73

                     Pioneer Global High Yield Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Kenneth J. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer*.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer Global High Yield Fund's Class A shares returned 6.27% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America Merrill Lynch (BofA
      ML) U.S. High Yield Index, returned 7.77% and 8.32%, respectively. During the same period, the average return of the 708 mutual funds in Morningstar's High Yield Bond Funds category was 7.14%.

Q Could you please describe the investment environment in the global high-yield market during the 12-month period ended October 31, 2019?

A Late 2018 saw investor sentiment for riskier assets weaken based on a range of concerns, including U.S.-China trade tensions, softening economic growth overseas, Italy's budget crisis, and geopolitical uncertainty. In mid-December 2018, the U.S. Federal Reserve (Fed) met expectations and raised its short-term rate target to the 2.25% to 2.50% range, its fourth rate increase during calendar year 2018. The Fed also noted the potential for two additional rate hikes in 2019. In combination with signs of slowing global economic growth and yet another setback in negotiations to avoid a chaotic exit by the United Kingdom from the European Union ("Brexit"), fears that the Fed would overshoot and raise interest rates too much led to a spike in volatility in the market for riskier assets.

      During December 2018, the 10-year Treasury yield declined from 3.01% to 2.69% as investors sought a "safe haven" from the market turmoil. The U.S. high-yield market declined by 2.2% that month, and by 4.7% for the full fourth quarter of 2018. Energy-related issues, in particular, were battered, as crude oil prices plunged over the fourth quarter due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

* Mr. Shulkin became a portfolio manager on the Fund effective September 30, 2019.

4 Pioneer Global High Yield Fund | Annual Report | 10/31/19

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted from its tightening stance on monetary policy to a less-aggressive stance, indicating that it was leaning toward putting future rate increases on pause, while also announcing an early end to its balance-sheet reduction program.

      At the same time, weak economic data out of the euro zone and China led to renewed monetary accommodation from the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment towards the credit markets. While the overall pace of gains moderated and there was some interim market volatility, credit-sensitive assets continued to outperform less-risky investments as the 12-month-period progressed.

      Over the final six months of the period, the Treasury yield curve continued to move lower, the result of a mid-year shift to an easing of monetary policy by the Fed and a "flight to safety" driven by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, Brexit, and a September attack on Saudi Arabian oil facilities. Against a backdrop of slowing economic growth and low inflation, the Fed cut short-term interest rates by a quarter point three times before the end of the period, on July 31, September 19, and October 30, bringing the benchmark federal funds target rate down to a range of 1.50% to 1.75% . In addition, the market appeared to expect two or three additional Fed interest-rate cuts by the middle of 2020.

      Returns in the fixed-income markets were strong overall for the full 12-month period, with performance supported by the notable decline in Treasury yields and the rebound in credit-market sentiment over the first quarter of 2019. The 12-month period was unusual in that returns for both U.S. Treasuries and high-yield corporates ended up well into positive territory.

Q What were the principal factors that influenced the Fund's performance relative to the benchmark over the 12-month period ended October 31, 2019?

A The main detractor from the Fund's benchmark-relative performance over the 12-month period was duration positioning, as the portfolio was underweight (or shorter in duration) versus the benchmark. (Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates, expressed as a number of years.) The portfolio's underweight to sovereign issues in Argentina, Ecuador, Lebanon, and other emerging markets drove the Fund's below-benchmark stance with respect to duration, which hurt relative returns in a declining-rate environment.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/19 5

      Also in the emerging markets, the Fund's exposure to mobile service provider Digicell detracted from benchmark-relative returns as weak earnings results raised concerns about the company's ability to refinance its maturing debt. A position in Argentina-based electrical energy wholesaler Stoneway Capital also constrained the Fund's relative performance as market participants anticipated that a new government in that country would implement polices to regulate energy markets.

      Another individual portfolio holding that detracted from the Fund's benchmark-relative performance was telecommunications firm Frontier Communications. The default of Frontier's peer, Windstream, after that company lost a court case related to a spin-off of assets, weighed on the entire wireline communications segment of the market, and negatively affected Frontier as well. In addition, Frontier has been evaluating a restructuring of its debt, which raised market concerns and exerted further downward pressure on the bond price. However, we view the current bond price as significantly overstating the negative case for Frontier, and have maintained the Fund's position.

      A modest out-of-benchmark position in leveraged bank loans was another detractor from the Fund's benchmark-relative results, as the loan asset class underperformed high yield for the 12-month period. However, we believe investments in bank loans and insurance-linked securities (ILS) can help mitigate the effect of any rise in interest rates, while also offering a relative lack of correlation to the performance of traditional fixed-income investments. ILS are sponsored by property-and-casualty insurers to help mitigate the risk of having to pay claims after a natural disaster. The Fund's cash position also detracted from relative results given strong high-yield market performance.

      On the positive side, security selection results generally aided the Fund's benchmark-relative performance over the 12-month period. Within the U.S. high-yield corporate bond market, selection results within energy more than offset the negative impact of a portfolio overweight to the sector, which struggled in the wake of late-2018's sharp decline in crude oil prices. In particular, a focus on holding the debt of lower-volatility midstream and refining companies within the energy sector added notably to the Fund's relative returns, led by an overweight to oil-and-gas wholesaler Global Partners. Selection results were positive within health care as well, highlighted by the Fund's exposure to the convertible bonds of The Medicines Company, a pharmaceutical firm. Our investment thesis that the company would eventually be acquired began to play out during the 12-month period, with management announcing plans for a sale and

6 Pioneer Global High Yield Fund | Annual Report | 10/31/19 reports of interested buyers. Portfolio exposure to housing-related companies, given the backdrop of declining interest rates, also benefited the Fund's benchmark-relative performance. In particular, two Fund holdings -- homebuilder Beazer Homes and mortgage servicer Freedom Mortgage -- reported better-than-expected results supported by continued growth in the housing market throughout the 12-month period.

      Within emerging markets, stock selection results versus the benchmark were supported by the portfolio's limited exposure to Argentina, Ecuador, and Lebanon, even as the underweight to sovereign issues in those countries helped drive the Fund's duration-related underperformance. In terms of individual issues in the emerging markets, contributors to the Fund's benchmark-relative returns were highlighted by a position in Russian aluminum producer RUSAL, which saw its bond price rebound as the implementation of U.S. sanctions was cancelled in December of 2018.

      Other positive contributors to the Fund's benchmark-relative results during the 12-month period included an underweight to Europe, as a weakening euro relative to the U.S. dollar (USD) weighed on returns within the region. In addition, European high-yield bonds underperformed U.S. high yield due to low coupon rates, slowing economic growth, and volatile political conditions. Finally, our hedging of the Fund's exposure to issues denominated in the euro and British pound benefited relative returns for the 12-month period.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2019?

A Yes, as part of our efforts to maintain an appropriate level of portfolio liquidity, we utilized credit-default-swap indices to achieve a portion of the Fund's U.S. high-yield exposure. In an environment of declining Treasury yields, the instruments experienced positive returns but detracted slightly from the Fund's results relative to the benchmark due to their lack of duration and corresponding interest-rate sensitivity.

      In addition, we invested the Fund in forward foreign currency contracts to manage currency risk in the portfolio, and those instruments were a small positive contributor to performance as the euro declined relative to the USD over the 12-month period. We also used options on currencies as another vehicle to hedge currency risk, and the options were another small positive contributor to the Fund's return.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/19 7

Q Did the Fund's distributions** to shareholders change during the 12-month period ended October 31, 2019?

A The Fund's distributions remained relatively stable during the 12-month period, despite volatility in both Treasury yields and credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q     What is your investment outlook?

A Our base scenario is for slow, but steady economic growth over the next several quarters. Those who anticipate a near-term recession frequently note that economic expansions do not last forever. From our perspective, we are less concerned with the age of the economic expansion than with the potential spread of global manufacturing weakness into the broader U.S. economy. The length of any particular economic expansion is always unpredictable, and many analysts have been claiming for years that we are "in the 9th inning" of the current expansion. For the moment, however, the risks to global economic growth from an uncontrolled trade war seem to have receded.

      The accommodative direction of many global central banks, including the Fed, has lent support to the corporate credit market. Based on historical averages, high-yield valuations are relatively rich, and while we do not view current valuations as extreme, given our expectations for a continued low default rate and a strong technical backdrop, we have a somewhat cautious stance on adding credit risk to the portfolio. We see near-term high-yield performance as most likely to be driven by the coupon component of return as opposed to further spread tightening. In addition, under conditions of tight spreads, investor jitters over any sign of recession, and elevated geopolitical uncertainty, we expect to see continued performance dispersion among individual issuers within the high-yield asset class. As a result, we view security selection as having even greater importance in the current environment.

      In terms of positioning, in broad terms, the Fund is overweight versus the benchmark to the U.S. market and continues to have a conservative stance within high-yield corporates, with moderate exposure to floating-rate issues in the form of bank loans and ILS. We view high-yield valuations in Europe as somewhat inexpensive, but the Fund is essentially neutrally positioned with respect to our long-term target for the region, given currency risk, and

**    Distributions are not guaranteed.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/19 is underweight in Europe relative to the benchmark. The Fund is also underweight to the emerging markets compared to the benchmark, with a focus on less-interest-rate-sensitive corporates relative to sovereigns.

      As always, we will utilize intensive research when picking the Fund's investments, with a focus on the fundamentals and risk/reward profile of each individual security and issuer.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/19 9

Please refer to the Schedule of Investments on pages 18-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           77.3%
Foreign Government Bonds                                                   8.6%
Insurance-Linked Securities                                                4.4%
U.S. Government and Agency Obligations                                     3.6%
Senior Secured Floating Rate Loan Interests                                3.3%
Convertible Corporate Bonds                                                1.7%
Convertible Preferred Stocks                                               0.3%
Common Stocks                                                              0.3%
Collateralized Mortgage Obligations                                        0.3%
Asset Backed Security                                                      0.1%
Over The Counter (OTC) Currency Put Options Purchased                      0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+     Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              52.8%
Luxembourg                                                                  7.2%
Canada                                                                      4.7%
Bermuda                                                                     4.2%
Netherlands                                                                 3.2%
Argentina                                                                   3.1%
United Kingdom                                                              2.8%
Cayman Islands                                                              2.3%
Mexico                                                                      2.1%
Egypt                                                                       1.7%
Turkey                                                                      1.6%
Ireland                                                                     1.1%
Italy                                                                       0.9%
Other (individually less than 1%)                                          12.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 11/5/19                                                           2.00%
------------------------------------------------------------------------------------------------
 2. Sprint Corp., 7.25%, 9/15/21                                                           1.15
------------------------------------------------------------------------------------------------
 3. Minerva Luxembourg S.A., 5.875%, 1/19/28 (144A)                                        1.03
------------------------------------------------------------------------------------------------
 4. Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22                         1.03
------------------------------------------------------------------------------------------------
 5. Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                                               0.89
------------------------------------------------------------------------------------------------
 6. Hidrovias International Finance S.a.r.l., 5.95%, 1/24/25 (144A)                        0.85
------------------------------------------------------------------------------------------------
 7. Taylor Morrison Communities , Inc., 5.875%, 6/15/27 (144A)                             0.81
------------------------------------------------------------------------------------------------
 8. Turkey Government International Bond, 3.25%, 3/23/23                                   0.81
------------------------------------------------------------------------------------------------
 9. Financiera Independencia S.A.B de CV SOFOM ENR, 8.0%, 7/19/24 (144A)                   0.78
------------------------------------------------------------------------------------------------
10. International Game Technology Plc, 2.375%, 4/15/28 (144A)                              0.78
------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 11

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                  10/31/19                   10/31/18
--------------------------------------------------------------------------------
         A                       $8.57                      $8.51
--------------------------------------------------------------------------------
         C                       $8.55                      $8.49
--------------------------------------------------------------------------------
         Y                       $8.41                      $8.36
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-10/31/19
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  Net Investment      Short-Term         Long-Term       Tax Return
        Class        Income          Capital Gains     Capital Gains     of Capital
------------------------------------------------------------------------------------------
         A          $0.4408             $ --              $ --           $0.0182
------------------------------------------------------------------------------------------
         C          $0.3738             $ --              $ --           $0.0182
------------------------------------------------------------------------------------------
         Y          $0.4558             $ --              $ --           $0.0163
------------------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and
Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 13-15.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2019)
-------------------------------------------------------
                                   BBG         ICE
                                   Barclays    BofA
              Net      Public      Global      ML U.S.
              Asset    Offering    High        High
              Value    Price       Yield       Yield
Period        (NAV)    (POP)       Index       Index
-------------------------------------------------------
10 years      5.70%    5.22%       7.31%       7.69%
5 years       2.93     1.98        4.58        5.17
1 year        6.27     1.49        7.77        8.32
-------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
-------------------------------------------------------
Gross          Net
-------------------------------------------------------
1.17%          1.14%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/09                 $ 9,550          $10,000              $10,000
10/10                 $11,571          $11,946              $11,926
10/11                 $11,628          $12,362              $12,500
10/12                 $13,010          $14,140              $14,147
10/13                 $13,916          $15,476              $15,396
10/14                 $14,395          $16,181              $16,297
10/15                 $13,479          $15,849              $15,963
10/16                 $14,441          $17,406              $17,585
10/17                 $15,932          $19,154              $19,193
10/18                 $15,647          $18,786              $19,358
10/19                 $16,629          $20,246              $20,969

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 13

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2019)
-------------------------------------------------------
                                   BBG         ICE
                                   Barclays    BofA
                                   Global      ML U.S.
                                   High        High
              If       If          Yield       Yield
Period        Held     Redeemed    Index       Index
-------------------------------------------------------
10 years      4.96%    4.96%       7.31%       7.69%
5 years       2.21     2.21        4.58        5.17
1 year        5.46     5.46        7.77        8.32
-------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
-------------------------------------------------------
Gross
-------------------------------------------------------
1.90%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/09                 $10,000          $10,000              $10,000
10/10                 $12,043          $11,946              $11,926
10/11                 $12,028          $12,362              $12,500
10/12                 $13,372          $14,140              $14,147
10/13                 $14,205          $15,476              $15,396
10/14                 $14,553          $16,181              $16,297
10/15                 $13,541          $15,849              $15,963
10/16                 $14,407          $17,406              $17,585
10/17                 $15,770          $19,154              $19,193
10/18                 $15,392          $18,786              $19,358
10/19                 $16,232          $20,246              $20,969

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2019)
-------------------------------------------------------
                                   BBG         ICE
                                   Barclays    BofA
                          Net      Global      ML U.S.
                          Asset    High        High
                          Value    Yield       Yield
Period                    (NAV)    Index       Index
-------------------------------------------------------
10 years                  5.96%    7.31%       7.69%
5 years                   3.19     4.58        5.17
1 year                    6.43     7.77        8.32
-------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019,
as supplemented October 1, 2019)
-------------------------------------------------------
Gross          Net
-------------------------------------------------------
0.92%          0.90%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Global   Bloomberg Barclays   ICE BofA
                      High Yield       Global High          ML U.S. High
                      Fund             Yield Index          Yield Index
10/09                 $5,000,000       $ 5,000,000          $ 5,000,000
10/10                 $6,067,305       $ 5,972,844          $ 5,962,948
10/11                 $6,118,593       $ 6,181,180          $ 6,249,950
10/12                 $6,874,236       $ 7,069,964          $ 7,073,721
10/13                 $7,374,236       $ 7,738,119          $ 7,698,116
10/14                 $7,626,940       $ 8,090,451          $ 8,148,479
10/15                 $7,163,520       $ 7,924,274          $ 7,981,302
10/16                 $7,689,339       $ 8,703,249          $ 8,792,569
10/17                 $8,504,866       $ 9,576,987          $ 9,596,278
10/18                 $8,384,270       $ 9,392,959          $ 9,679,083
10/19                 $8,923,563       $10,123,216          $10,484,548

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

---------------------------------------------------------------------------------------------------
Share Class                                                A             C             Y
---------------------------------------------------------------------------------------------------
Beginning Account                                      $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
---------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)                  $1,020.75     $1,016.97     $1,020.91
on 10/31/19
---------------------------------------------------------------------------------------------------
Expenses Paid During Period*                               $6.37        $10.02         $4.89
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.97%, and 0.96% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

---------------------------------------------------------------------------------------------------
Share Class                                                A             C             Y
---------------------------------------------------------------------------------------------------
Beginning Account                                      $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
---------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)                  $1,018.90     $1,015.27     $1,020.37
on 10/31/19
---------------------------------------------------------------------------------------------------
Expenses Paid During Period*                               $6.36        $10.01         $4.89
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.97%, and 0.96% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 17

Schedule of Investments | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                             Value
-------------------------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 97.2%
                               COMMON STOCKS -- 0.3% of Net Assets
                               Construction & Engineering -- 0.0%+
         6,013,974(a)          Abengoa SA, Class B                                                                 $     65,012
                                                                                                                   ------------
                               Total Construction & Engineering                                                    $     65,012
-------------------------------------------------------------------------------------------------------------------------------
                               Household Durables -- 0.0%+
         1,443,476(a)          Desarrolladora Homex SAB de CV                                                      $      6,232
                                                                                                                   ------------
                               Total Household Durables                                                            $      6,232
-------------------------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 0.3%
                               Amplify Energy Corp.                                                                $        181
         5,735,146+^(a)        Ascent CNR Corp.                                                                         860,272
                                                                                                                   ------------
                               Total Oil, Gas & Consumable Fuels                                                   $    860,453
-------------------------------------------------------------------------------------------------------------------------------
                               Paper & Forest Products -- 0.0%+
           459,481^            Emerald Plantation Holdings, Ltd.                                                   $     18,379
                                                                                                                   ------------
                               Total Paper & Forest Products                                                       $     18,379
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $4,810,205)                                                                   $    950,076
-------------------------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCK -- 0.3%
                               of Net Assets
                               Banks -- 0.3%
               650(b)          Wells Fargo & Co., 7.5%                                                             $    981,175
                                                                                                                   ------------
                               Total Banks                                                                         $    981,175
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCK
                               (Cost $830,680)                                                                     $    981,175
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-------------------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITY -- 0.2%
                               of Net Assets
           450,000             InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                               11/15/46 (144A)                                                                     $    469,230
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITY
                               (Cost $450,000)                                                                     $    469,230
-------------------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATION -- 0.3%
                               of Net Assets
           825,985(c)          Banc of America Commercial Mortgage Trust, Series 2007-4,
                               Class H, 5.862%, 2/10/51 (144A)                                                     $    812,051
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                               (Cost $812,666)                                                                     $    812,051
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 1.6%
                               of Net Assets
                               Airlines -- 0.2%
           520,000             GOL Equity Finance SA, 3.75%, 7/15/24 (144A)                                        $    590,192
                                                                                                                   ------------
                               Total Airlines                                                                      $    590,192
-------------------------------------------------------------------------------------------------------------------------------
                               Banks -- 0.0%+
IDR 11,178,198,000^            PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                            $     79,634
                                                                                                                   ------------
                               Total Banks                                                                         $     79,634
-------------------------------------------------------------------------------------------------------------------------------
                               Biotechnology -- 0.6%
           945,000             Insmed, Inc., 1.75%, 1/15/25                                                        $    806,749
           807,000             Medicines Co., 2.75%, 7/15/23                                                          1,008,246
                                                                                                                   ------------
                               Total Biotechnology                                                                 $  1,814,995
-------------------------------------------------------------------------------------------------------------------------------
                               Computers -- 0.1%
           473,000             Pure Storage, Inc., 0.125%, 4/15/23                                                 $    496,087
                                                                                                                   ------------
                               Total Computers                                                                     $    496,087
-------------------------------------------------------------------------------------------------------------------------------
                               Healthcare-Products -- 0.2%
           618,000             Wright Medical Group, Inc., 1.625%, 6/15/23                                         $    590,307
                                                                                                                   ------------
                               Total Healthcare-Products                                                           $    590,307
-------------------------------------------------------------------------------------------------------------------------------
                               Media -- 0.2%
           723,000             DISH Network Corp., 2.375%, 3/15/24                                                 $    648,099
                                                                                                                   ------------
                               Total Media                                                                         $    648,099
-------------------------------------------------------------------------------------------------------------------------------
                               Transportation -- 0.3%
           875,000             Golar LNG, Ltd., 2.75%, 2/15/22                                                     $    774,922
                                                                                                                   ------------
                               Total Transportation                                                                $    774,922
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $5,734,457)                                                                   $  4,994,236
-------------------------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 75.2% of Net Assets
                               Advertising -- 0.7%
         2,340,000             MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                             $  2,237,625
                                                                                                                   ------------
                               Total Advertising                                                                   $  2,237,625
-------------------------------------------------------------------------------------------------------------------------------
                               Aerospace & Defense -- 1.0%
           685,000             Bombardier, Inc., 7.5%, 3/15/25 (144A)                                              $    654,449
         2,137,000             Bombardier, Inc., 7.875%, 4/15/27 (144A)                                               2,014,122
           327,000             F-Brasile S.p.A./F-Brasile US LLC, 7.375%, 8/15/26 (144A)                                341,715
                                                                                                                   ------------
                               Total Aerospace & Defense                                                           $  3,010,286
-------------------------------------------------------------------------------------------------------------------------------
                               Agriculture -- 0.4%
         1,295,000             Kernel Holding SA, 6.5%, 10/17/24 (144A)                                            $  1,300,180
                                                                                                                   ------------
                               Total Agriculture                                                                   $  1,300,180
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Airlines -- 1.0%
           435,224             Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                         $    438,271
         1,210,000             Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                                            1,278,970
         1,385,000             Latam Finance, Ltd., 7.0%, 3/1/26 (144A)                                               1,491,645
                                                                                                                   ------------
                               Total Airlines                                                                      $  3,208,886
-------------------------------------------------------------------------------------------------------------------------------
                               Auto Manufacturers -- 0.5%
         1,495,000             JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                                   $  1,558,538
                                                                                                                   ------------
                               Total Auto Manufacturers                                                            $  1,558,538
-------------------------------------------------------------------------------------------------------------------------------
                               Auto Parts & Equipment -- 1.5%
         1,400,000             American Axle & Manufacturing, Inc., 6.25%, 3/15/26                                 $  1,330,000
EUR        770,000             Garrett LX I S.a.r.l./Garrett Borrowing LLC, 5.125%,
                               10/15/26 (144A)                                                                          793,767
EUR        925,000             Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
                               4.375%, 5/15/26 (144A)                                                                 1,038,598
         1,931,000             Titan International, Inc., 6.5%, 11/30/23                                              1,593,075
                                                                                                                   ------------
                               Total Auto Parts & Equipment                                                        $  4,755,440
-------------------------------------------------------------------------------------------------------------------------------
                               Banks -- 3.7%
         1,150,000             Akbank TAS, 5.125%, 3/31/25                                                         $  1,097,790
         2,000,000(b)(c)       Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year USD
                               Swap Rate + 666 bps)                                                                   2,047,020
ARS      8,000,000(d)          Banco de la Ciudad de Buenos Aires, 60.613% (BADLARPP +
                               399 bps), 12/5/22                                                                        124,643
         1,026,000(b)(c)       Banco Mercantil del Norte SA, 6.75% (5 Year CMT Index +
                               497 bps) (144A)                                                                        1,047,556
         1,400,000(b)(c)       Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                   1,491,000
         2,230,000             Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                        2,090,625
         1,565,000             Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                          1,475,013
           750,000(b)(c)       Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
                               546 bps) (144A)                                                                          790,312
         1,122,000             Provident Funding Associates LP/PFG Finance Corp., 6.375%,
                               6/15/25 (144A)                                                                         1,090,808
             9,000(c)          Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap Rate +
                               585 bps),11/1/27 (144A)                                                                    8,280
                                                                                                                   ------------
                               Total Banks                                                                         $ 11,263,047
-------------------------------------------------------------------------------------------------------------------------------
                               Building Materials -- 1.5%
         1,011,000             Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                    $  1,096,935
EUR        541,000             Cemex SAB de CV, 3.125%, 3/19/26 (144A)                                                  621,101
         1,201,000             Patrick Industries, Inc., 7.5%, 10/15/27 (144A)                                        1,246,038
         1,497,000             Standard Industries, Inc., 4.75%, 1/15/28 (144A)                                       1,553,138
                                                                                                                   ------------
                               Total Building Materials                                                            $  4,517,212
-------------------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 3.5%
         1,275,000             Braskem Netherlands Finance BV, 4.5%, 1/10/28 (144A)                                $  1,279,462
EUR      1,920,000             INEOS Finance Plc, 2.875%, 5/1/26 (144A)                                               2,112,997

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Chemicals (continued)
         2,250,000             Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                               4/30/26 (144A)                                                                      $  2,261,250
EUR        545,000             OCI NV, 3.125%, 11/1/24 (144A)                                                           619,523
           455,000             OCI NV, 5.25%, 11/1/24 (144A)                                                            470,925
           996,000             Olin Corp., 5.625%, 8/1/29                                                             1,034,117
         1,218,000             Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                               4/1/25 (144A)                                                                          1,184,505
         1,875,000             Trinseo Materials Operating SCA/Trinseo Materials Finance,
                               Inc., 5.375%, 9/1/25 (144A)                                                            1,807,031
                                                                                                                   ------------
                               Total Chemicals                                                                     $ 10,769,810
-------------------------------------------------------------------------------------------------------------------------------
                               Coal -- 0.2%
           670,000             SunCoke Energy Partners LP/SunCoke Energy Partners
                               Finance Corp., 7.5%, 6/15/25 (144A)                                                 $    569,500
                                                                                                                   ------------
                               Total Coal                                                                          $    569,500
-------------------------------------------------------------------------------------------------------------------------------
                               Commercial Services -- 4.8%
EUR      1,355,000             Avis Budget Finance Plc, 4.75%, 1/30/26 (144A)                                      $  1,558,251
           776,000             Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                               5/1/25 (144A)                                                                            801,220
         1,305,000             GW B-CR Security Corp., 9.5%, 11/1/27 (144A)                                           1,340,887
           917,000             Herc Holdings, Inc., 5.5%, 7/15/27 (144A)                                                950,241
           847,000             Hertz Corp., 7.125%, 8/1/26 (144A)                                                       874,527
EUR        650,000             House of Finance NV, 4.375%, 7/15/26 (144A)                                              708,344
EUR        695,000             Intertrust Group BV, 3.375%, 11/15/25 (144A)                                             810,482
EUR        705,000             Loxam SAS, 6.0%, 4/15/25 (144A)                                                          787,651
           560,000             Prime Security Services Borrower LLC/Prime Finance, Inc.,
                               5.25%, 4/15/24 (144A)                                                                    573,300
           915,000             Prime Security Services Borrower LLC/Prime Finance, Inc.,
                               5.75%, 4/15/26 (144A)                                                                    937,601
         1,237,000             Prime Security Services Borrower LLC/Prime Finance, Inc.,
                               9.25%, 5/15/23 (144A)                                                                  1,301,324
         1,425,000             Sotheby's, 7.375%, 10/15/27 (144A)                                                     1,425,000
         1,330,000             Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                        857,850
           510,000             United Rentals North America, Inc., 3.875%, 11/15/27                                     515,228
           315,000             United Rentals North America, Inc., 5.25%, 1/15/30                                       331,144
           979,000             Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                           1,041,411
                                                                                                                   ------------
                               Total Commercial Services                                                           $ 14,814,461
-------------------------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 3.0%
         1,644,000             Banco BTG Pactual SA, 5.5%, 1/31/23 (144A)                                          $  1,722,090
         2,615,000             Financiera Independencia SAB de CV SOFOM ENR, 8.0%,
                               7/19/24 (144A)                                                                         2,346,989
         3,070,000             Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 6/1/22                                                                           3,077,675
         1,966,000             Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)                                    2,017,608
                                                                                                                   ------------
                               Total Diversified Financial Services                                                $  9,164,362
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 21

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Electric -- 1.9%
           530,000(c)          AES Gener SA, 7.125% (5 Year USD Swap Rate +
                               464 bps), 3/26/79 (144A)                                                            $    550,489
         1,150,000             Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)                                  1,340,911
           587,000             Clearway Energy Operating LLC, 5.75%, 10/15/25                                           602,409
           425,000(b)(c)       Electricite de France SA, 5.25% (USD Swap Rate +
                               371 bps) (144A)                                                                          438,813
         1,120,000             Genneia SA, 8.75%, 1/20/22 (144A)                                                        756,000
           880,000             Light Servicos de Eletricidade SA/Light Energia SA, 7.25%,
                               5/3/23 (144A)                                                                            948,209
         1,000,709             Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                                             510,371
           370,000             Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)                                          357,050
           200,000             Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                           199,500
                                                                                                                   ------------
                               Total Electric                                                                      $  5,703,752
-------------------------------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.8%
EUR        815,000             Belden, Inc., 3.375%, 7/15/27 (144A)                                                $    928,636
EUR      1,302,000             Belden, Inc., 3.875%, 3/15/28 (144A)                                                   1,509,699
                                                                                                                   ------------
                               Total Electrical Components & Equipment                                             $  2,438,335
-------------------------------------------------------------------------------------------------------------------------------
                               Energy-Alternate Sources -- 0.8%
         1,085,000             TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)                                $  1,121,619
         1,560,000             YPF Energia Electrica SA, 10.0%, 7/25/26 (144A)                                        1,177,800
                                                                                                                   ------------
                               Total Energy-Alternate Sources                                                      $  2,299,419
-------------------------------------------------------------------------------------------------------------------------------
                               Engineering & Construction -- 1.2%
           995,000             IHS Netherlands Holdco BV, 7.125%, 3/18/25 (144A)                                   $  1,027,536
           800,000             IHS Netherlands Holdco BV, 8.0%, 9/18/27 (144A)                                          836,160
EUR      1,200,000             Novafives SAS, 5.0%, 6/15/25 (144A)                                                    1,109,698
EUR        490,000             Swissport Financing S.a.r.l., 5.25%, 8/15/24 (144A)                                      561,098
                                                                                                                   ------------
                               Total Engineering & Construction                                                    $  3,534,492
-------------------------------------------------------------------------------------------------------------------------------
                               Entertainment -- 4.7%
GBP        900,000             AMC Entertainment Holdings, Inc., 6.375%, 11/15/24                                  $  1,112,718
         1,296,000             Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
                               10/15/25 (144A)                                                                        1,326,780
EUR      1,175,000             Cirsa Finance International S.a.r.l., 6.25%, 12/20/23 (144A)                           1,386,410
EUR      1,720,000             Codere Finance 2 Luxembourg SA, 6.75%, 11/1/21 (144A)                                  1,657,810
         1,330,000             Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)                                 1,141,140
         1,373,000             Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                1,503,435
EUR      2,100,000             International Game Technology Plc, 2.375%, 4/15/28 (144A)                              2,323,846
EUR      1,124,000             Scientific Games International, Inc., 3.375%, 2/15/26 (144A)                           1,268,300
EUR      1,312,000             Scientific Games International, Inc., 5.5%, 2/15/26 (144A)                             1,425,517
           344,000             Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                              363,780
           809,000             Scientific Games International, Inc., 10.0%, 12/1/22                                     832,259
                                                                                                                   ------------
                               Total Entertainment                                                                 $ 14,341,995
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Environmental Control -- 1.0%
           957,000             Covanta Holding Corp., 6.0%, 1/1/27                                                 $  1,000,065
           945,000             GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                           1,039,500
         1,081,000             Tervita Corp., 7.625%, 12/1/21 (144A)                                                  1,067,488
                                                                                                                   ------------
                               Total Environmental Control                                                         $  3,107,053
-------------------------------------------------------------------------------------------------------------------------------
                               Food -- 4.2%
           754,000             Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 5.75%, 3/15/25                                                  $    780,164
           863,000             Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 5.875%, 2/15/28 (144A)                                               921,252
           266,000             Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                                 295,592
         1,285,000             C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                      1,288,213
         1,275,000             FAGE International SA/FAGE USA Dairy Industry, Inc.,
                               5.625%, 8/15/26 (144A)                                                                 1,145,970
         2,100,000             JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                               2/15/28 (144A)                                                                         2,310,021
           620,000             JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                               5.5%, 1/15/30 (144A)                                                                     667,275
           505,000             JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                               6.5%, 4/15/29 (144A)                                                                     561,828
         3,041,000             Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                          3,100,299
         1,250,000             Nova Austral SA, 8.25%, 5/26/21 (144A)                                                   700,000
           713,000             Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                            763,994
           555,000             Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                               543,206
                                                                                                                   ------------
                               Total Food                                                                          $ 13,077,814
-------------------------------------------------------------------------------------------------------------------------------
                               Forest Products & Paper -- 0.8%
         1,335,000             Mercer International, Inc., 7.375%, 1/15/25 (144A)                                  $  1,385,062
           909,000             Schweitzer-Mauduit International, Inc., 6.875%,
                               10/1/26 (144A)                                                                           970,358
                                                                                                                   ------------
                               Total Forest Products & Paper                                                       $  2,355,420
-------------------------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- 1.9%
         1,940,000             BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                             $  1,813,900
           430,000             Encompass Health Corp., 4.75%, 2/1/30                                                    443,437
           488,000             HCA, Inc., 5.625%, 9/1/28                                                                548,390
         1,584,000             Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                                   1,603,800
           555,000             Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                           577,200
           755,000             WellCare Health Plans, Inc., 5.25%, 4/1/25                                               790,155
                                                                                                                   ------------
                               Total Healthcare-Services                                                           $  5,776,882
-------------------------------------------------------------------------------------------------------------------------------
                               Holding Companies-Diversified -- 0.5%
         1,680,000             VistaJet Malta Finance Plc/XO Management Holding, Inc.,
                               10.5%, 6/1/24 (144A)                                                                $  1,633,800
                                                                                                                   ------------
                               Total Holding Companies-Diversified                                                 $  1,633,800
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 23

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Home Builders -- 2.7%
           750,000             Beazer Homes USA, Inc., 5.875%, 10/15/27                                            $    735,000
         1,984,000             Beazer Homes USA, Inc., 6.75%, 3/15/25                                                 2,053,440
           155,000             Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)                                           162,362
         1,516,000             Brookfield Residential Properties, Inc./Brookfield
                               Residential US Corp., 6.25%, 9/15/27 (144A)                                            1,546,320
           637,000             KB Home, 6.875%, 6/15/27                                                                 726,180
           515,000             Lennar Corp., 4.75%, 11/29/27                                                            556,200
         2,162,000             Taylor Morrison Communities, Inc., 5.875%,
                               6/15/27 (144A)                                                                         2,414,305
                                                                                                                   ------------
                               Total Home Builders                                                                 $  8,193,807
-------------------------------------------------------------------------------------------------------------------------------
                               Home Furnishings -- 0.5%
EUR      1,485,000             International Design Group S.p.A., 6.5%,
                               11/15/25 (144A)                                                                     $  1,671,508
                                                                                                                   ------------
                               Total Home Furnishings                                                              $  1,671,508
-------------------------------------------------------------------------------------------------------------------------------
                               Household Products & Wares -- 0.2%
EUR        750,000             Diamond BC BV, 5.625%, 8/15/25 (144A)                                               $    764,959
                                                                                                                   ------------
                               Total Household Products & Wares                                                    $    764,959
-------------------------------------------------------------------------------------------------------------------------------
                               Insurance -- 0.4%
GBP        585,000             Galaxy Bidco, Ltd., 6.5%, 7/31/26 (144A)                                            $    767,310
EUR        390,000(c)          Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap
                               Rate + 370 bps), 5/23/59 (144A)                                                          450,986
                                                                                                                   ------------
                               Total Insurance                                                                     $  1,218,296
-------------------------------------------------------------------------------------------------------------------------------
                               Internet -- 0.9%
EUR        670,000             eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                              $    785,867
EUR        540,000             Netflix, Inc., 3.625%, 6/15/30 (144A)                                                    601,051
EUR      1,250,000             Netflix, Inc., 3.875%, 11/15/29 (144A)                                                 1,425,312
                                                                                                                   ------------
                               Total Internet                                                                      $  2,812,230
-------------------------------------------------------------------------------------------------------------------------------
                               Iron & Steel -- 1.2%
            20,000             Commercial Metals Co., 5.375%, 7/15/27                                              $     20,525
           758,000             Commercial Metals Co., 5.75%, 4/15/26                                                    781,687
           748,000             Metinvest BV, 7.75%, 4/23/23 (144A)                                                      782,034
         2,165,000             Metinvest BV, 7.75%, 10/17/29 (144A)                                                   2,140,319
                                                                                                                   ------------
                               Total Iron & Steel                                                                  $  3,724,565
-------------------------------------------------------------------------------------------------------------------------------
                               Leisure Time -- 1.0%
         2,027,000             Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                        $  2,153,688
           955,000             Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                              995,587
                                                                                                                   ------------
                               Total Leisure Time                                                                  $  3,149,275
-------------------------------------------------------------------------------------------------------------------------------
                               Lodging -- 0.6%
         1,315,000             Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)                                     $  1,315,000
           546,000             MGM Resorts International, 5.5%, 4/15/27                                                 600,600
                                                                                                                   ------------
                               Total Lodging                                                                       $  1,915,600
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Machinery-Diversified -- 1.1%
           650,000             Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                             $    686,562
EUR      2,542,000             Platin 1426 GmbH, 5.375%, 6/15/23 (144A)                                               2,661,370
                                                                                                                   ------------
                               Total Machinery-Diversified                                                         $  3,347,932
-------------------------------------------------------------------------------------------------------------------------------
                               Media -- 2.7%
           600,000             Altice Finco SA, 8.125%, 1/15/24 (144A)                                             $    618,750
         1,063,000             Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                            1,202,519
         1,065,000             CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
                               3/1/30 (144A)                                                                          1,085,980
         1,400,000             CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
                               5/1/27 (144A)                                                                          1,475,250
           459,000             Clear Channel Worldwide Holdings, Inc., 9.25%,
                               2/15/24 (144A)                                                                           504,900
           575,000             CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                   609,506
         2,018,000             Diamond Sports Group LLC/Diamond Sports Finance Co.,
                               6.625%, 8/15/27 (144A)                                                                 2,078,540
           745,000             LCPR Senior Secured Financing, DAC, 6.75%,
                               10/15/27 (144A)                                                                          764,556
                                                                                                                   ------------
                               Total Media                                                                         $  8,340,001
-------------------------------------------------------------------------------------------------------------------------------
                               Mining -- 1.5%
           236,000             Coeur Mining, Inc., 5.875%, 6/1/24                                                  $    234,258
           705,000             First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                                      690,019
         1,722,000             Freeport-McMoRan, Inc., 5.25%, 9/1/29                                                  1,752,652
           931,000             Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                             962,328
           900,000             Novelis Corp., 5.875%, 9/30/26 (144A)                                                    945,090
                                                                                                                   ------------
                               Total Mining                                                                        $  4,584,347
-------------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 5.6%
         1,144,000             Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                        $    972,400
           684,000             Great Western Petroleum LLC/Great Western Finance Corp.,
                               9.0%, 9/30/21 (144A)                                                                     555,750
         1,055,000             Gulfport Energy Corp., 6.0%, 10/15/24                                                    677,837
           901,000             Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                     819,910
           645,000             Medco Oak Tree Pte, Ltd., 7.375%, 5/14/26 (144A)                                         656,640
           980,000             MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                   918,750
         1,460,000             Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                      1,452,700
         1,434,000             Oasis Petroleum, Inc., 6.875%, 3/15/22                                                 1,258,335
           465,000             Parkland Fuel Corp., 5.875%, 7/15/27 (144A)                                              492,119
           960,000             Parsley Energy LLC/Parsley Finance Corp., 5.375%,
                               1/15/25 (144A)                                                                           988,301
           415,000             PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                                    427,450
         1,873,000             SEPLAT Petroleum Development Co. Plc, 9.25%,
                               4/1/23 (144A)                                                                          1,967,025
         2,070,000             Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                   1,738,800

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 25

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas (continued)
           150,000             SM Energy Co., 6.125%, 11/15/22                                                     $    142,875
           945,000             SM Energy Co., 6.75%, 9/15/26                                                            810,337
           335,000             Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)                                          331,650
         1,590,000             Transocean, Inc., 7.25%, 11/1/25 (144A)                                                1,403,175
           185,000             WPX Energy, Inc., 5.25%, 10/15/27                                                        179,913
         1,800,000             YPF SA, 6.95%, 7/21/27 (144A)                                                          1,343,718
ARS     22,125,000             YPF SA, 16.5%, 5/9/22 (144A)                                                             126,269
                                                                                                                   ------------
                               Total Oil & Gas                                                                     $ 17,263,954
-------------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- 1.0%
           875,000             Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.875%, 4/1/27 (144A)                                                               $    903,350
           788,000             Exterran Energy Solutions LP/EES Finance Corp.,
                               8.125%, 5/1/25                                                                           780,120
           778,000             FTS International, Inc., 6.25%, 5/1/22                                                   555,298
           505,000             SESI LLC, 7.75%, 9/15/24                                                                 277,750
           573,000             USA Compression Partners LP/USA Compression Finance
                               Corp., 6.875%, 9/1/27 (144A)                                                             573,000
                                                                                                                   ------------
                               Total Oil & Gas Services                                                            $  3,089,518
-------------------------------------------------------------------------------------------------------------------------------
                               Packaging & Containers -- 0.4%
EUR        700,000(e)          ARD Finance SA, 6.625% (7.375% PIK 6.625%
                               cash), 9/15/23                                                                      $    807,458
EUR        410,000             Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                               6.75%, 5/15/24 (144A)                                                                    479,789
                                                                                                                   ------------
                               Total Packaging & Containers                                                        $  1,287,247
-------------------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 2.7%
           370,000             Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                                  $    415,214
EUR      1,795,000             Bausch Health Cos., Inc., 4.5%, 5/15/23                                                2,022,443
           755,000             Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                           789,862
         1,033,000             Horizon Pharma USA, Inc., 5.5%, 8/1/27 (144A)                                          1,078,194
           918,000             Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                            872,100
EUR      1,315,000             Rossini S.a.r.l., 6.75%, 10/30/25 (144A)                                               1,619,819
EUR      1,820,000             Teva Pharmaceutical Finance Netherlands II BV,
                               1.625%, 10/15/28                                                                       1,460,375
           190,000             Teva Pharmaceutical Finance Netherlands III BV,
                               2.8%, 7/21/23                                                                            164,350
                                                                                                                   ------------
                               Total Pharmaceuticals                                                               $  8,422,357
-------------------------------------------------------------------------------------------------------------------------------
                               Pipelines -- 3.0%
         1,600,000             American Midstream Partners LP/American Midstream
                               Finance Corp., 9.5%, 12/15/21 (144A)                                                $  1,488,000
           610,000             Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                                        621,437
         1,033,000             DCP Midstream Operating LP, 5.6%, 4/1/44                                                 976,495
         1,500,000             Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                               6.75%, 5/15/25                                                                         1,496,250

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Pipelines (continued)
         1,110,000             Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.25%, 5/15/26                                                                      $  1,026,750
         1,395,000             Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.5%, 10/1/25                                                                          1,325,250
         1,058,000             Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                    1,093,163
           327,000             Global Partners LP/GLP Finance Corp., 7.0%,
                               8/1/27 (144A)                                                                            340,136
           850,000             Targa Resources Partners LP/Targa Resources Partners
                               Finance Corp., 4.25%, 11/15/23                                                           853,995
                                                                                                                   ------------
                               Total Pipelines                                                                     $  9,221,476
-------------------------------------------------------------------------------------------------------------------------------
                               REITS -- 1.0%
         1,835,000             iStar, Inc., 4.75%, 10/1/24                                                         $  1,892,344
         1,066,000             MPT Operating Partnership LP/MPT Finance Corp.,
                               4.625%, 8/1/29                                                                         1,111,987
                                                                                                                   ------------
                               Total REITS                                                                         $  3,004,331
-------------------------------------------------------------------------------------------------------------------------------
                               Retail -- 1.5%
           970,000             AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                                 $    894,825
           995,000             Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                             1,047,238
           525,000             JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                             456,750
         2,225,000             Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                                            2,196,520
                                                                                                                   ------------
                               Total Retail                                                                        $  4,595,333
-------------------------------------------------------------------------------------------------------------------------------
                               Software -- 0.3%
EUR        606,000             IQVIA, Inc., 2.25%, 1/15/28 (144A)                                                  $    689,877
           341,000             Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                         312,015
                                                                                                                   ------------
                               Total Software                                                                      $  1,001,892
-------------------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 5.6%
         1,267,000             CenturyLink, Inc., 5.625%, 4/1/25                                                   $  1,335,228
           400,000             CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                         355,880
         2,820,000             Digicel, Ltd., 6.0%, 4/15/21 (144A)                                                    2,100,928
         3,875,000             Frontier Communications Corp., 8.75%, 4/15/22                                          1,811,563
           775,000             Frontier Communications Corp., 11.0%, 9/15/25                                            363,281
         1,215,000             Intelsat Jackson Holdings SA, 5.5%, 8/1/23                                             1,136,025
         1,310,000             Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                                        1,332,925
         1,233,000             Millicom International Cellular SA, 6.25%, 3/25/29 (144A)                              1,345,487
         1,540,000             MTN Mauritius Investments, Ltd., 5.373%, 2/13/22 (144A)                                1,590,712
         3,235,000             Sprint Corp., 7.25%, 9/15/21                                                           3,451,939
           565,000             Sprint Corp., 7.625%, 3/1/26                                                             625,031
         1,825,000             Windstream Services LLC/Windstream Finance Corp.,
                               8.625%, 10/31/25 (144A)                                                                1,827,281
                                                                                                                   ------------
                               Total Telecommunications                                                            $ 17,276,280
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 27

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Transportation -- 1.7%
         1,000,000(d)          Golar LNG Partners LP, 8.408% (3 Month USD LIBOR +
                               625 bps), 5/18/21 (144A)                                                            $    985,001
         2,445,000             Hidrovias International Finance S.a.r.l., 5.95%,
                               1/24/25 (144A)                                                                         2,548,937
         1,725,000             Navios South American Logistics, Inc./Navios Logistics
                               Finance US, Inc., 7.25%, 5/1/22 (144A)                                                 1,699,125
                                                                                                                   ------------
                               Total Transportation                                                                $  5,233,063
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $238,063,823)                                                                 $231,556,280
-------------------------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 8.4%
                               of Net Assets
                               Angola -- 0.4%
         1,132,000             Angolan Government International Bond, 8.25%,
                               5/9/28 (144A)                                                                       $  1,181,706
                                                                                                                   ------------
                               Total Angola                                                                        $  1,181,706
-------------------------------------------------------------------------------------------------------------------------------
                               Argentina -- 1.7%
           875,000             Argentine Republic Government International Bond,
                               6.875%, 1/26/27                                                                     $    343,446
         1,850,000             Argentine Republic Government International Bond,
                               7.5%, 4/22/26                                                                            784,418
         2,000,000             Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)                                   1,515,000
           418,048             Province of Salta Argentina, 9.5%, 3/16/22 (144A)                                        374,153
         1,840,000             Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                                1,021,200
         1,665,000             Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                                  1,078,088
                                                                                                                   ------------
                               Total Argentina                                                                     $  5,116,305
-------------------------------------------------------------------------------------------------------------------------------
                               Bahrain -- 0.6%
           785,000             Bahrain Government International Bond, 5.625%,
                               9/30/31 (144A)                                                                      $    823,650
           780,000             Bahrain Government International Bond, 7.0%,
                               10/12/28 (144A)                                                                          899,262
                                                                                                                   ------------
                               Total Bahrain                                                                       $  1,722,912
-------------------------------------------------------------------------------------------------------------------------------
                               Dominican Republic -- 0.3%
DOP     57,750,000             Dominican Republic International Bond, 8.9%,
                               2/15/23 (144A)                                                                      $  1,090,476
                                                                                                                   ------------
                               Total Dominican Republic                                                            $  1,090,476
-------------------------------------------------------------------------------------------------------------------------------
                               Egypt -- 1.7%
EUR      1,100,000             Egypt Government International Bond, 4.75%,
                               4/11/25 (144A)                                                                      $  1,268,046
         1,658,000             Egypt Government International Bond, 7.6%,
                               3/1/29 (144A)                                                                          1,752,420
EGP     28,275,000(f)          Egypt Treasury Bills, 2/4/20                                                           1,684,474
EGP      7,675,000(f)          Egypt Treasury Bills, 3/3/20                                                             451,972
                                                                                                                   ------------
                               Total Egypt                                                                         $  5,156,912
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Ivory Coast -- 0.2%
EUR        495,000             Ivory Coast Government International Bond, 5.875%,
                               10/17/31 (144A)                                                                     $    558,146
                                                                                                                   ------------
                               Total Ivory Coast                                                                   $    558,146
-------------------------------------------------------------------------------------------------------------------------------
                               Oman -- 0.4%
         1,010,000             Oman Government International Bond, 5.375%,
                               3/8/27 (144A)                                                                       $    999,900
           304,000             Oman Government International Bond, 6.0%,
                               8/1/29 (144A)                                                                            303,620
                                                                                                                   ------------
                               Total Oman                                                                          $  1,303,520
-------------------------------------------------------------------------------------------------------------------------------
                               Sri Lanka -- 0.8%
         1,760,000             Sri Lanka Government International Bond, 7.55%,
                               3/28/30 (144A)                                                                      $  1,780,014
           575,000             Sri Lanka Government International Bond, 7.85%,
                               3/14/29 (144A)                                                                           595,051
                                                                                                                   ------------
                               Total Sri Lanka                                                                     $  2,375,065
-------------------------------------------------------------------------------------------------------------------------------
                               Tunisia -- 0.5%
EUR      1,397,000             Banque Centrale de Tunisie International Bond, 6.375%,
                               7/15/26 (144A)                                                                      $  1,518,432
                                                                                                                   ------------
                               Total Tunisia                                                                       $  1,518,432
-------------------------------------------------------------------------------------------------------------------------------
                               Turkey -- 1.1%
         2,550,000             Turkey Government International Bond, 3.25%, 3/23/23                                $  2,413,881
EUR      1,005,000             Turkey Government International Bond, 4.625%, 3/31/25                                  1,153,623
                                                                                                                   ------------
                               Total Turkey                                                                        $  3,567,504
-------------------------------------------------------------------------------------------------------------------------------
                               Ukraine -- 0.4%
         1,175,000             Ukraine Government International Bond, 8.994%,
                               2/1/24 (144A)                                                                       $  1,307,187
                                                                                                                   ------------
                               Total Ukraine                                                                       $  1,307,187
-------------------------------------------------------------------------------------------------------------------------------
                               Uruguay -- 0.3%
UYU     37,635,000             Uruguay Government International Bond, 9.875%,
                               6/20/22 (144A)                                                                      $    979,947
                                                                                                                   ------------
                               Total Uruguay                                                                       $    979,947
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $28,987,616)                                                                  $ 25,878,112
-------------------------------------------------------------------------------------------------------------------------------
                               INSURANCE-LINKED SECURITIES -- 4.2%
                               of Net Assets(g)
                               Catastrophe Linked Bonds -- 1.4%
                               Earthquakes -- California -- 0.3%
           250,000(d)          Ursa Re, 6.904% (3 Month U.S. Treasury Bill +
                               537 bps), 12/10/20 (144A)                                                           $    246,500
           600,000(d)          Ursa Re, 7.534% (3 Month U.S. Treasury Bill +
                               600 bps), 5/27/20 (144A)                                                                 592,800
                                                                                                                   ------------
                                                                                                                   $    839,300
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 29

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Mexico -- 0.1%
           250,000(d)          International Bank for Reconstruction & Development,
                               10.208% (3 Month USD LIBOR + 825 bps),
                               2/14/20 (144A)                                                                      $    249,450
-------------------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Peru -- 0.0%+
           175,000(d)          International Bank for Reconstruction & Development,
                               7.958% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)                                $    172,078
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.6%
           500,000(d)          Caelus Re V, 2.034% (1 Month U.S. Treasury Bill +
                               50 bps), 6/5/20 (144A)                                                              $         50
           250,000(d)          Caelus Re V, 9.354% (3 Month U.S. Treasury Bill +
                               782 bps), 6/7/21 (144A)                                                                  219,625
           500,000(d)          Kilimanjaro II Re, 12.373% (6 Month USD LIBOR +
                               1,061 bps), 4/20/21 (144A)                                                               505,700
           400,000(d)          Northshore Re II 2017 A, 9.064% (3 Month U.S. Treasury
                               Bill + 753 bps), 7/6/20 (144A)                                                           407,160
           500,000(d)          Residential Reinsurance 2016, 6.964% (3 Month U.S.
                               Treasury Bill + 543 bps), 12/6/20 (144A)                                                 492,850
           250,000(d)          Tailwind Re, 12.124% (3 Month U.S. Treasury Bill +
                               1,059 bps), 1/8/22 (144A)                                                                251,500
                                                                                                                   ------------
                                                                                                                   $  1,876,885
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.4%
           300,000(d)          Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                               1/8/20 (144A)                                                                       $    300,180
           300,000(d)          Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                               1/8/20 (144A)                                                                            300,210
           300,000(d)          Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                               1/8/21 (144A)                                                                            300,300
           250,000(d)          Galilei Re, 10.491% (6 Month USD LIBOR + 863 bps),
                               1/8/20 (144A)                                                                            250,450
                                                                                                                   ------------
                                                                                                                   $  1,151,140
-------------------------------------------------------------------------------------------------------------------------------
                               Pandemic -- Worldwide -- 0.0%+
           250,000(d)          International Bank for Reconstruction & Development,
                               13.313% (6 Month USD LIBOR + 1,150 bps),
                               7/15/20 (144A)                                                                      $    150,000
                                                                                                                   ------------
                               Total Catastrophe Linked Bonds                                                      $  4,438,853
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
-------------------------------------------------------------------------------------------------------------------------------
                               Collateralized Reinsurance -- 0.7%
                               Multiperil -- U.S. -- 0.0%+
           300,000+(a)(h)      Kingsbarns Re 2017, 5/19/20                                                         $        300
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.6%
           600,000+(a)(h)      Cypress Re 2017, 1/10/20                                                            $     10,920
           462,359+(a)(h)      Dartmouth Re 2018, 1/15/20                                                               208,062
           115,581+(a)(h)      Dartmouth Re 2019, 1/31/20                                                                91,101

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide (continued)
           250,000+(a)(h)      Dingle Re 2019, 2/1/20                                                              $    253,597
           389,876+(a)(h)      Gloucester Re 2018, 1/15/20                                                              169,596
           150,000+(a)(h)      Gloucester Re 2019, 1/31/20                                                              150,110
           368,836+(h)         Kilarney Re 2018, 4/15/20                                                                186,188
            12,000+(h)         Limestone Re, 8/31/21                                                                     14,540
            12,000+(h)         Limestone Re 2016-1, 8/31/21 (144A)                                                       14,540
           250,000+(h)         Merion Re 2018, 12/31/21                                                                  15,875
           259,644+(a)(h)      Merion Re 2019-1, 12/31/22                                                               256,145
           277,770+(a)(h)      Oyster Bay Re 2018, 1/15/20                                                              252,104
           400,000+(a)(h)      Resilience Re, 4/6/20                                                                         40
           283,700+(a)(h)      Seminole Re 2018, 1/15/20                                                                 89,963
            71,428+(a)(h)      Seminole Re 2019, 1/31/20                                                                 71,425
           276,582+(a)(h)      Walton Health Re 2018, 6/15/20                                                           138,291
                                                                                                                   ------------
                                                                                                                   $  1,922,497
-------------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Florida -- 0.1%
           250,000+(h)         Formby Re 2018, 2/28/20                                                             $     79,216
            86,906+(a)(h)      Formby Re 2018-2, 3/31/20                                                                    713
           300,000+(a)(h)      Portrush Re 2017, 6/15/20                                                                191,810
                                                                                                                   ------------
                                                                                                                   $    271,739
-------------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Regional -- 0.0%+
           250,000+(a)(h)      Oakmont Re 2017, 4/15/20                                                            $      7,350
                                                                                                                   ------------
                               Total Collateralized Reinsurance                                                    $  2,201,886
-------------------------------------------------------------------------------------------------------------------------------
                               Industry Loss Warranties -- 0.2%
                               Multiperil -- U.S. -- 0.2%
           500,000+(a)(h)      Cypress Re 2019, 1/31/20                                                            $    500,649
                                                                                                                   ------------
                               Total Industry Loss Warranties                                                      $    500,649
-------------------------------------------------------------------------------------------------------------------------------
                               Reinsurance Sidecars -- 1.9%
                               Multiperil -- U.S. -- 0.4%
         3,900,000+(a)(h)      Carnoustie Re 2015, 7/31/20                                                         $     12,480
         2,600,000+(a)(h)      Carnoustie Re 2016, 11/30/20                                                              70,200
           800,000+(a)(h)      Carnoustie Re 2017, 11/30/21                                                             203,360
           250,000+(a)(h)      Carnoustie Re 2018, 12/31/21                                                              24,950
         1,000,000+(a)(i)      Harambee Re 2018, 12/31/21                                                               115,000
           695,349+(a)(i)      Harambee Re 2019, 12/31/22                                                               743,954
         1,300,000+(a)(h)      Prestwick Re 2015-1, 7/31/20                                                              22,100
                                                                                                                   ------------
                                                                                                                   $  1,192,044
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 1.5%
           250,000+(a)(h)      Alturas Re 2019-2, 3/10/22                                                          $    266,500
         1,300,000+(a)(h)      Arlington Re 2015, 2/1/20                                                                 63,180
           490,000+(a)(h)      Bantry Re 2016, 3/30/20                                                                   39,494

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 31

-------------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide (continued)
           300,000+(a)(h)      Bantry Re 2017, 3/31/20                                                             $     95,130
           250,000+(a)(h)      Bantry Re 2018, 12/31/21                                                                  15,350
           250,000+(a)(h)      Bantry Re 2019, 12/31/22                                                                 262,003
         1,422,258+(h)         Berwick Re 2018-1, 12/31/21                                                              227,135
           556,791+(a)(h)      Berwick Re 2019-1, 12/31/22                                                              595,975
           250,000+(a)(i)      Blue Lotus Re 2018, 12/31/21                                                             267,325
            22,500+(a)(h)      Eden Re II, 3/22/22 (144A)                                                                42,301
            12,500+(a)(h)      Eden Re II, 3/22/22 (144A)                                                                28,250
         1,600,000+(h)         Gleneagles Re 2016, 11/30/20                                                              49,920
           250,000+(a)(h)      Gleneagles Re 2018, 12/31/21                                                              29,575
             8,000+(h)         Limestone Re, 3/1/22                                                                      27,406
           450,000+(a)(i)      Lorenz Re 2018, 7/1/21                                                                    94,455
           231,508+(a)(i)      Lorenz Re 2019, 6/30/22                                                                  247,991
           600,000+(a)(h)      Merion Re 2018-2, 12/31/21                                                               598,800
         3,900,000+(h)         Pangaea Re 2015-1, 2/1/20                                                                  5,102
         3,500,000+(h)         Pangaea Re 2016-1, 11/30/20                                                                9,602
         1,000,000+(h)         Pangaea Re 2016-2, 11/30/20                                                                2,976
           300,000+(a)(h)      Pangaea Re 2018-1, 12/31/21                                                               17,640
           300,000+(a)(h)      Pangaea Re 2018-3, 7/1/22                                                                 14,880
           245,774+(a)(h)      Pangaea Re 2019-1, 2/1/23                                                                244,496
           220,594+(a)(h)      Pangaea Re 2019-3, 7/1/23                                                                214,572
           500,000+(a)(h)      St. Andrews Re 2017-1, 2/1/20                                                             33,900
           521,395+(a)(h)      St. Andrews Re 2017-4, 6/1/20                                                             51,305
           250,000+(a)(i)      Thopas Re 2018, 12/31/21                                                                  29,825
           250,000+(a)(i)      Thopas Re 2019, 12/31/22                                                                 255,075
           600,000+(a)(h)      Versutus Re 2017, 11/30/21                                                                 7,800
           300,000+(a)(h)      Versutus Re 2018, 12/31/21                                                                    --
           264,763+(a)(h)      Versutus Re 2019-A, 12/31/21                                                             282,184
            35,236+(a)(h)      Versutus Re 2019-B, 12/31/21                                                              37,555
           250,000+(a)(i)      Viribus Re 2018, 12/31/21                                                                 59,225
           106,153+(a)(i)      Viribus Re 2019, 12/31/22                                                                122,501
           253,645+(a)(h)      Woburn Re 2018, 12/31/21                                                                 107,799
           244,914+(a)(h)      Woburn Re 2019, 12/31/22                                                                 264,333
                                                                                                                   ------------
                                                                                                                   $  4,711,560
                                                                                                                   ------------
                               Total Reinsurance Sidecars                                                          $  5,903,604
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INSURANCE-LINKED SECURITIES
                               (Cost $13,918,162)                                                                  $ 13,044,992
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 3.2% of Net Assets*(d)
                               Diversified & Conglomerate Service -- 0.3%
           850,000             DynCorp International, Inc., Term Loan, 7.914% (LIBOR +
                               600 bps), 8/18/25                                                                   $    833,000
                                                                                                                   ------------
                               Total Diversified & Conglomerate Service                                            $    833,000
-------------------------------------------------------------------------------------------------------------------------------
                               Healthcare, Education & Childcare -- 0.6%
           836,719             Alliance HealthCare Services, Inc., First Lien Initial Term
                               Loan, 6.286% (LIBOR + 450 bps), 10/24/23                                            $    740,496
         1,164,706             Regionalcare Hospital Partners Holdings, Inc., First Lien
                               Term B Loan, 6.304% (LIBOR + 450 bps), 11/16/25                                        1,164,160
                                                                                                                   ------------
                               Total Healthcare, Education & Childcare                                             $  1,904,656
-------------------------------------------------------------------------------------------------------------------------------
                               Machinery -- 0.5%
         1,587,083             Shape Technologies Group, Inc., Initial Term Loan, 4.934%
                               (LIBOR + 300 bps), 4/21/25                                                          $  1,452,181
                                                                                                                   ------------
                               Total Machinery                                                                     $  1,452,181
-------------------------------------------------------------------------------------------------------------------------------
                               Media -- 0.3%
           825,000             Diamond Sports Group LLC, Term Loan, 5.08% (LIBOR +
                               325 bps), 8/24/26                                                                   $    829,641
                                                                                                                   ------------
                               Total Media                                                                         $    829,641
-------------------------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.4%
         1,382,500             Aleris International, Inc., Initial Term Loan, 6.536%
                               (LIBOR + 475 bps), 2/27/23                                                          $  1,385,956
                                                                                                                   ------------
                               Total Metals & Mining                                                               $  1,385,956
-------------------------------------------------------------------------------------------------------------------------------
                               Personal, Food & Miscellaneous Services -- 0.6%
         2,507,139             Revlon Consumer Products Corp., Initial Term B Loan,
                               5.624% (LIBOR + 350 bps), 9/7/23                                                    $  1,979,857
                                                                                                                   ------------
                               Total Personal, Food & Miscellaneous Services                                       $  1,979,857
-------------------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 0.5%
         1,660,000             Commscope, Inc., Initial Term Loan, 5.036% (LIBOR +
                               325 bps),4/6/26                                                                     $  1,635,618
                                                                                                                   ------------
                               Total Telecommunications                                                            $  1,635,618
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                               (Cost $10,555,256)                                                                  $ 10,020,909
-------------------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.5%
                               of Net Assets
         6,000,000(f)          U.S. Treasury Bills, 11/5/19                                                        $  5,998,987
         1,700,000(f)          U.S. Treasury Bills, 11/12/19                                                          1,699,210
         1,000,000(f)          U.S. Treasury Bills, 11/19/19                                                            999,237
         2,000,000(f)          U.S. Treasury Bills, 11/26/19                                                          1,997,861
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $10,694,854)                                                                  $ 10,695,295
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 33

-------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                             Value
-------------------------------------------------------------------------------------------------------------------------------
                               RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                               Metals & Mining -- 0.0%+
           318,254(j)          ANR, Inc.                                                                           $      3,501
                                                                                                                   ------------
                               Total Metals & Mining                                                               $      3,501
-------------------------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 0.0%+
             7,774^(a)(k)      Amplify Energy Corp.                                                                $         --
                61(a)(l)       Contura Energy, Inc.                                                                         305
                                                                                                                   ------------
                               Total Oil, Gas & Consumable Fuels                                                   $        305
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $36,833)                                                                      $      3,806
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Number of                                                                       Strike         Expiration
Contracts                      Description       Counterparty    Notional       Price          Date
-------------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CALL OPTIONS
                               PURCHASED -- 0.0%
           297,012^(m)         Desarrolladora    Bank of
                               Homex             New York
                               SAB de CV         Mellon Corp.    MXN --         MXN --(o)      10/23/22            $         --
           297,012^(n)         Desarrolladora    Bank of
                               Homex             New York
                               SAB de CV         Mellon Corp.    MXN --         MXN --(o)      10/23/22                      --
                                                                                                                   ------------
                                                                                                                   $         --
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
                               PURCHASED
                               (Premiums paid $0)                                                                  $         --
-------------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTIONS PURCHASED -- 0.0%+
         5,925,000             Put EUR           Bank of
                               Call USD          America NA      EUR 81,546     EUR 1.13       1/9/20              $     92,102
        10,940,000             Put EUR           Bank of
                               Call USD          America NA      EUR 116,141    EUR 1.10       4/29/20                   72,252
                                                                                                                   ------------
                                                                                                                   $    164,354
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTIONS PURCHASED
                               (Premiums paid $197,687)                                                            $    164,354
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OPTIONS PURCHASED
                               (Premiums paid $197,687)                                                            $    164,354
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.2%
                               (Cost $315,092,239)                                                                 $299,570,516
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------------------------------
Number of                                                                       Strike         Expiration
Contracts                      Description       Counterparty    Notional       Price          Date                Value
-------------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTIONS WRITTEN -- (0.0)%+
        (5,925,000)            Call EUR          Bank of
                               Put USD           America NA      EUR 81,546     EUR 1.25       1/9/20              $         (8)
       (10,940,000)            Call EUR          Bank of
                               Put USD           America NA      EUR 116,141    EUR 1.21       4/29/20                  (14,774)
                                                                                                                   -------------
                                                                                                                   $    (14,782)
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTIONS WRITTEN
                               (Premiums received $(197,687))                                                      $    (14,782)
--------------------------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- 2.8%                                                $  8,537,674
--------------------------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                                                $308,093,408
================================================================================================================================

BADLARPP     Argentine Deposit Rate Badlar Private Banks 30-35 Days.

bps          Basis Points.

CMT          Constant Maturity Treasury Index.

REIT         Real Estate Investment Trust.

LIBOR        London Interbank Offered Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $202,722,322, or 65.8% of net assets.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)          Non-income producing security.

(b)          Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(d) Floating rate note. Coupon rate, reference index and spread are shown at October 31, 2019.

(e) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g)          Securities are restricted as to resale.

(h)          Issued as participation notes.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 35

(i)          Issued as preference shares.

(j)          ANR, Inc. warrants are exercisable into 318,254 shares.

(k)          Amplify Energy Corp. warrants are exercisable into 7,774 shares.

(l)          Contura Energy, Inc. warrants are exercisable into 61 shares.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
             12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
             15.0 Billion.

(o)          Strike price is 1 Mexican Peso (MXN).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

-------------------------------------------------------------------------------------------------------
             In                                                                         Unrealized
Currency     Exchange      Currency                                       Settlement    Appreciation
Purchased    for           Sold        Deliver        Counterparty        Date          (Depreciation)
-------------------------------------------------------------------------------------------------------
USD             774,378    EUR           (700,000)    Brown Brothers      11/27/19      $ (6,911)
                                                      Harriman & Co.
USD             542,613    EUR           (490,000)    Citibank NA         11/27/19        (4,288)
NOK          20,928,737    EUR         (2,101,827)    HSBC Bank           11/29/19       (72,613)
                                                      USA NA
GBP             255,000    EUR           (295,196)    JPMorgan Chase      12/18/19           416
                                                      Bank NA
USD             765,177    EUR           (692,000)    JPMorgan Chase      11/27/19        (7,183)
                                                      Bank NA
EUR           3,754,258    USD         (4,131,881)    State Street        11/27/19        58,346
                                                      Bank & Trust Co.
USD           2,168,068    EUR         (1,950,000)    State Street        11/27/19        (8,378)
                                                      Bank & Trust Co.
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                       $(40,611)
=======================================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------
                 Obligation                        Annual                  Premiums      Unrealized
Notional         Reference/          Pay/          Fixed     Expiration    Paid/         Appreciation      Market
Amount ($)(1)    Index               Receive(2)    Rate      Date          (Received)    (Depreciation)    Value
--------------------------------------------------------------------------------------------------------------------
1,306,650        Markit CDX          Receive       5.00%     12/20/20      $ (6,170)     $ 47,675          $ 41,505
                 North America
                 High Yield Index
                 Series 25
3,111,400        Markit CDX          Receive       5.00%     6/20/21        217,084       (76,747)          140,337
                 North America
                 High Yield Index
                 Series 26
--------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                          $210,914      $(29,072)         $181,842
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/19

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------
                                Obligation                  Annual
Notional                        Reference/     Pay/         Fixed    Expiration   Premiums     Unrealized       Market
Amount ($)(1)   Counterparty    Index          Receive(2)   Rate     Date         (Received)   (Depreciation)   Value
--------------------------------------------------------------------------------------------------------------------------
 690,000        Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22      $ (77,625)   $(27,017)        $(104,642)
                International   Energy Corp.
 415,000        Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (50,838)    (12,099)          (62,937)
                International   Energy Corp.
 650,000        Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (79,625)    (18,951)          (98,576)
                International   Energy Corp.
--------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                                   $(208,088)   $(58,067)        $(266,155)
--------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                              $   2,826    $(87,139)        $ (84,313)
==========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

DOP -- Dominican Republic peso

EGP -- Egyptian Pound

EUR -- Euro

GBP -- Great British Pound

IDR -- Indonesian Rupiah

MXN -- Mexican Peso

NOK -- Norwegian Krone

UYU -- Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, aggregated $167,326,198 and $239,800,620, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund engaged in purchases of $1,998,484 and sales of $4,226,705 pursuant to these procedures, which resulted in a net realized gain/(loss) of $125,790.

At October 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $315,831,289 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                              $  9,486,091
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                              $(25,886,570)
                                                                                  ------------
         Net unrealized depreciation                                              $(16,400,479)
                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 37

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                              Level 1       Level 2         Level 3       Total
-------------------------------------------------------------------------------------------------------
Common Stocks
 Oil, Gas & Consumable Fuels                  $      181    $         --    $  860,272    $    860,453
 Paper & Forest Products                              --          18,379            --          18,379
 All Other Common Stocks                          71,244              --            --          71,244
Convertible Preferred Stock                      981,175              --            --         981,175
Asset Backed Security                                 --         469,230            --         469,230
Collateralized Mortgage
 Obligation                                           --         812,051            --         812,051
Convertible Corporate Bonds                           --       4,994,236            --       4,994,236
Corporate Bonds                                              231,556,280                   231,556,280
Foreign Government Bonds                              --      25,878,112            --      25,878,112
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Pandemic - Worldwide                               --         150,000            --         150,000
 Collateralized Reinsurance
   Multiperil - U.S.                                  --              --           300             300
   Multiperil - Worldwide                             --              --     1,922,497       1,922,497
   Windstorm - Florida                                --              --       271,739         271,739
   Windstorm - U.S. Regional                          --              --         7,350           7,350
 Industry Loss Warranties
   Multiperil - U.S.                                  --              --       500,649         500,649
 Reinsurance Sidecars
   Multiperil - U.S.                                  --              --     1,192,044       1,192,044
   Multiperil - Worldwide                             --              --     4,711,560       4,711,560
 All Other Insurance-Linked
   Securities                                         --       4,288,853            --       4,288,853
Senior Secured Floating Rate
 Loan Interests                                       --      10,020,909            --      10,020,909
U.S. Government and Agency
 Obligations                                          --      10,695,295            --      10,695,295
Rights/Warrants
 Metals & Mining                                      --           3,501            --           3,501
 Oil, Gas & Consumable Fuels                         305              --            --             305
Over The Counter (OTC) Call
 Option Purchased                                     --              --            --              --
Over The Counter (OTC) Currency
 Put Option Purchased                                 --         164,354            --         164,354
-------------------------------------------------------------------------------------------------------
Total Investments in Securities               $1,052,905    $289,051,200    $9,466,411    $299,570,516
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------
                                              Level 1       Level 2         Level 3       Total
-------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Over The Counter (OTC)
   Currency Call Option Written               $       --    $    (14,782)   $       --    $    (14,782)
 Net unrealized depreciation
   on forward foreign
   currency exchange contracts                        --         (40,611)           --         (40,611)
 Swap contracts, at value                             --         (84,313)           --         (84,313)
-------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                        $       --    $   (139,706)   $       --    $   (139,706)
=======================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------
                                                                               Insurance
                                                                Common         Linked
                                                                Stocks         Securities      Total
-----------------------------------------------------------------------------------------------------------
Balance as of 10/31/18                                          $1,233,056     $13,830,093     $15,063,149
Realized gain (loss)(1)                                                 --        (101,792)       (101,792)
Change in unrealized appreciation (depreciation)(2)               (372,784)       (872,957)     (1,245,741)
Accrued discounts/premiums                                              --             707             707
Purchases                                                               --       5,432,578       5,432,578
Sales                                                                   --      (9,682,491)     (9,682,491)
Transfers in to Level 3*                                                --              --              --
Transfers out of Level 3*                                               --              --              --
-----------------------------------------------------------------------------------------------------------
Balance as of 10/31/19                                          $  860,272     $ 8,606,139     $ 9,466,411
-----------------------------------------------------------------------------------------------------------

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended October 31, 2019, there were no transfers between Level 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held
      and considered Level 3 at October 31, 2019:                                                $(1,135,092)
                                                                                                 -----------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 39

Statement of Assets and Liabilities | 10/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $315,092,239)                      $ 299,570,516
  Foreign currencies, at value (cost $1,103,038)                                             1,105,943
  Swaps collateral                                                                             576,214
  Receivables --
     Investment securities sold                                                              5,091,716
     Fund shares sold                                                                          138,908
     Interest                                                                                4,584,629
  Due from the Adviser                                                                          15,543
  Other assets                                                                                  30,721
-------------------------------------------------------------------------------------------------------
        Total assets                                                                     $ 311,114,190
=======================================================================================================
LIABILITIES:
  Due to custodian                                                                       $      39,411
  Payables --
     Investment securities purchased                                                         1,275,577
     Fund shares repurchased                                                                   695,553
     Distributions                                                                             145,428
     Trustees' fees                                                                              1,037
     Transfer agent fees                                                                        98,832
  Due to broker for options collateral                                                         263,075
  Due to broker for swaps                                                                      183,077
  Variation margin for centrally cleared swap contracts                                         12,377
  Written options outstanding (net premiums received $(197,687))                                14,782
  Net unrealized depreciation on forward foreign currency exchange contracts                    40,611
  Swap contracts, at value (net premiums paid $2,826)                                           84,313
  Due to affiliates                                                                             23,324
  Accrued expenses                                                                             143,385
-------------------------------------------------------------------------------------------------------
        Total liabilities                                                                $   3,020,782
=======================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $ 609,266,071
  Distributable earnings (loss)                                                           (301,172,663)
-------------------------------------------------------------------------------------------------------
        Net assets                                                                       $ 308,093,408
=======================================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $160,056,953/18,685,837 shares)                                      $        8.57
  Class C (based on $34,512,961/4,037,993 shares)                                        $        8.55
  Class Y (based on $113,523,494/13,493,747 shares)                                      $        8.41
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $8.57 net asset value per share/100%-4.50%
     maximum sales charge)                                                               $        8.97
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Statement of Operations

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                       $ 21,851,156
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $10,708)                                                          736,667
----------------------------------------------------------------------------------------------------------
       Total investment income                                                               $ 22,587,823
==========================================================================================================
EXPENSES:
  Management fees                                                          $  2,319,737
  Administrative expense                                                        157,074
  Transfer agent fees
     Class A                                                                    225,161
     Class C                                                                     53,144
     Class Y                                                                    134,750
  Distribution fees
     Class A                                                                    410,316
     Class C                                                                    475,885
  Shareowner communications expense                                              42,870
  Custodian fees                                                                 42,726
  Registration fees                                                              57,638
  Professional fees                                                              47,536
  Printing expense                                                               81,267
  Pricing fees                                                                   23,232
  Trustees' fees                                                                 11,040
  Insurance expense                                                               6,087
  Miscellaneous                                                                  64,051
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $  4,152,514
     Less fees waived and expenses reimbursed by the Adviser                                      (15,542)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $  4,136,972
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $ 18,450,851
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                   $(16,922,655)
     Written options                                                            362,256
     Forward foreign currency exchange contracts                               (254,437)
     Swap contracts                                                             512,472
     Other assets and liabilities denominated in
       foreign currencies                                                       267,219      $(16,035,145)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                   $ 17,519,328
     Written options                                                           (130,105)
     Forward foreign currency exchange contracts                                 (4,992)
     Swap contracts                                                            (418,670)
     Other assets and liabilities denominated in
       foreign currencies                                                        37,098      $ 17,002,659
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $    967,513
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $ 19,418,365
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 41

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                    Year Ended          Year Ended
                                                                    10/31/19            10/31/18
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $  18,450,851       $  28,464,225
Net realized gain (loss) on investments                               (16,035,145)         (4,779,834)
Change in net unrealized appreciation (depreciation)
  on investments                                                       17,002,659         (31,734,115)
------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $  19,418,365       $  (8,049,724)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.44 and $0.45 per share, respectively)                 $  (8,505,350)      $  (8,507,743)
  Class C ($0.37 and $0.39 per share, respectively)                    (2,108,733)         (5,087,160)
  Class Y ($0.45 and $0.47 per share, respectively)                    (6,505,082)        (12,802,730)
Tax return of capital:
  Class A ($0.02 and $-- per share, respectively)                        (347,180)                 --
  Class C ($0.02 and $-- per share, respectively)                         (97,011)                 --
  Class Y ($0.02 and $-- per share, respectively)                        (255,692)                 --
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $ (17,819,048)      $ (26,397,633)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  47,115,843       $ 128,334,116
Reinvestment of distributions                                          15,175,861          22,985,297
Cost of shares repurchased                                           (123,101,208)       (368,719,457)
------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
       Fund share transactions                                      $ (60,809,504)      $(217,400,044)
------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          $ (59,210,187)      $(251,847,401)
NET ASSETS:
Beginning of year                                                   $ 367,303,595       $ 619,150,996
------------------------------------------------------------------------------------------------------
End of year                                                         $ 308,093,408       $ 367,303,595
======================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/19

----------------------------------------------------------------------------------------------------
                                   Year Ended      Year Ended        Year Ended       Year Ended
                                   10/31/19        10/31/19          10/31/18         10/31/18
                                   Shares          Amount            Shares           Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                         2,888,912      $ 24,625,526        7,151,862      $  61,978,329
Reinvestment of
  distributions                       921,422         7,839,734          825,177          7,294,518
Less shares repurchased            (5,516,071)      (46,818,686)      (7,649,884)       (67,507,298)
----------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                 (1,705,737)     $(14,353,426)         327,155      $   1,765,549
====================================================================================================
Class C
Shares sold                           105,877      $    886,605        1,264,768      $  10,969,813
Reinvestment of
  distributions                       220,439         1,867,374          517,538          4,577,234
Less shares repurchased            (3,438,461)      (29,154,418)     (10,426,906)       (90,716,240)
----------------------------------------------------------------------------------------------------
     Net decrease                  (3,112,145)     $(26,400,439)      (8,644,600)     $ (75,169,193)
====================================================================================================
Class Y
Shares sold                         2,583,429      $ 21,603,712        6,297,721      $  55,385,974
Reinvestment of
  distributions                       654,812         5,468,753        1,275,654         11,113,545
Less shares repurchased            (5,657,715)      (47,128,104)     (24,359,673)      (210,495,919)
----------------------------------------------------------------------------------------------------
     Net decrease                  (2,419,474)     $(20,055,639)     (16,786,298)     $(143,996,400)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 43

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year         Year        Year           Year
                                                                      Ended       Ended        Ended       Ended          Ended
                                                                      10/31/19    10/31/18     10/31/17    10/31/16*      10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $   8.51    $   9.12     $   8.71    $   8.64       $   9.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.47    $   0.49     $   0.51    $   0.54       $   0.58
  Net realized and unrealized gain (loss) on investments                  0.05       (0.65)        0.37        0.04(b)       (1.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.52    $  (0.16)    $   0.88    $   0.58       $  (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.44)   $  (0.45)    $  (0.42)   $  (0.47)      $  (0.46)
  Tax return of capital                                                  (0.02)         --        (0.05)      (0.04)         (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.46)   $  (0.45)    $  (0.47)   $  (0.51)      $  (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.06    $  (0.61)    $   0.41    $   0.07       $  (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   8.57    $   8.51     $   9.12    $   8.71       $   8.64
====================================================================================================================================
Total return (c)                                                          6.27%      (1.78)%      10.33%       7.14%(d)      (6.36)%
Ratio of net expenses to average net assets                               1.25%       1.17%        1.18%       1.19%          1.17%
Ratio of net investment income (loss) to average net assets               5.57%       5.56%        5.71%       6.50%          6.31%
Portfolio turnover rate                                                     54%         48%          53%         40%            32%
Net assets, end of period (in thousands)                              $160,057    $173,588     $182,900    $201,360       $254,056
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.26%       1.17%        1.18%       1.19%          1.17%
  Net investment income (loss) to average net assets                      5.56%       5.56%        5.71%       6.50%          6.31%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Year       Year        Year        Year           Year
                                                                        Ended      Ended       Ended       Ended          Ended
                                                                        10/31/19   10/31/18    10/31/17    10/31/16*      10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $  8.49    $  9.09     $   8.69    $   8.62       $   9.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                      $  0.41    $  0.42     $   0.44    $   0.48       $   0.51
  Net realized and unrealized gain (loss) on investments                   0.04      (0.63)        0.36        0.04(b)       (1.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                      $  0.45    $ (0.21)    $   0.80    $   0.52       $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                 $ (0.37)   $ (0.39)    $  (0.35)   $  (0.41)      $  (0.40)
  Tax return of capital                                                   (0.02)        --        (0.05)      (0.04)         (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $ (0.39)   $ (0.39)    $  (0.40)   $  (0.45)      $  (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  0.06    $ (0.60)    $   0.40    $   0.07       $  (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  8.55    $  8.49     $   9.09    $   8.69       $   8.62
====================================================================================================================================
Total return (c)                                                           5.46%     (2.39)%       9.46%       6.40%(d)      (6.96)%
Ratio of net expenses to average net assets                                1.97%      1.90%        1.89%       1.90%          1.87%
Ratio of net investment income (loss) to average net assets                4.86%      4.75%        5.01%       5.79%          5.61%
Portfolio turnover rate                                                      54%        48%          53%         40%            32%
Net assets, end of period (in thousands)                                $34,513    $60,700     $143,587    $183,542       $237,163
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year         Year        Year           Year
                                                                      Ended       Ended        Ended       Ended          Ended
                                                                      10/31/19    10/31/18     10/31/17    10/31/16*      10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   8.36    $   8.95     $   0.55    $   8.49      $   9.62
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.49    $   0.50     $   0.52    $   0.57      $   0.60
  Net realized and unrealized gain (loss) on investments                  0.03       (0.62)        0.36        0.01(b)      (1.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.52    $  (0.12)    $   0.88    $   0.58      $  (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.45)   $  (0.47)    $  (0.43)   $  (0.48)     $  (0.48)
  Tax return of capital                                                  (0.02)         --        (0.05)      (0.04)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.47)   $  (0.47)    $  (0.48)   $  (0.52)     $  (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.05    $  (0.59)    $   0.40    $   0.06      $  (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   8.41    $   8.36     $   8.95    $   8.55      $   8.49
====================================================================================================================================
Total return (c)                                                          6.43%      (1.41)%      10.60%       7.34%        (6.08)%
Ratio of net expenses to average net assets                               0.96%       0.92%        0.91%       0.90%         0.87%
Ratio of net investment income (loss) to average net assets               5.85%       5.73%        5.96%       6.93%         6.60%
Portfolio turnover rate                                                     54%         48%          53%         40%           32%
Net assets, end of period (in thousands)                              $113,523    $133,015     $292,664    $280,262      $485,344
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    0.96%       0.92%        0.91%       0.90%         0.87%
  Net investment income (loss) to average net assets                      5.85%       5.73%        5.96%       6.93%         6.60%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Notes to Financial Statements | 10/31/19

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VII (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 47

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent

48 Pioneer Global High Yield Fund | Annual Report | 10/31/19 pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 49

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.31% of net assets. The value of this fair valued security was $958,285.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

50 Pioneer Global High Yield Fund | Annual Report | 10/31/19 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 51

      At October 31, 2019, the Fund was permitted to carry forward indefinitely $22,665,905 of short-term and $261,957,667 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                           2019           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                $17,119,165    $26,397,633
      Tax return of capital                              699,883             --
      --------------------------------------------------------------------------
          Total                                      $17,819,048    $26,397,633
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                   $(284,623,572)
      Dividend payable                                                 (145,428)
      Net unrealized depreciation                                   (16,403,663)
      --------------------------------------------------------------------------
          Total                                                   $(301,172,663)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,689 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

52 Pioneer Global High Yield Fund | Annual Report | 10/31/19

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 53

      Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/19

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of and for the year ended October 31, 2019, the Fund had no open repurchase agreements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 55

J.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended October 31, 2019, was $461,336. Open purchased options at October 31, 2019, are listed in the Fund's Schedule of Investments.

K.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in

56 Pioneer Global High Yield Fund | Annual Report | 10/31/19 determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended October 31, 2019, was $(43,412). Open written options contracts at October 31, 2019, are listed in the Fund's Schedule of Investments.

L.    Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

      At October 31, 2019, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2019, was $(32,060). Open forward foreign currency exchange contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

M.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 57

      Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a

58 Pioneer Global High Yield Fund | Annual Report | 10/31/19 segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended October 31, 2019, was $291,871. Open credit default swap contracts at October 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

Effective October 1, 2019, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2021 for Class A shares and Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2019 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,191 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 59

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $31,015
Class C                                                                   6,109
Class Y                                                                   5,746
--------------------------------------------------------------------------------
 Total                                                                  $42,870
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,133 in distribution fees payable to the Distributor at October 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $1,038 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940

60 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2019, the Fund had no borrowings under the credit facility.

6. Master Netting Agreement

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 61 collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2019.

--------------------------------------------------------------------------------------------------------
                    Derivative Assets    Derivatives      Non-Cash        Cash            Net Amount
                    Subject to Master    Available for    Collateral      Collateral      of Derivative
Counterparty        Netting Agreement    Offset           Received (a)    Received (a)    Assets (b)
--------------------------------------------------------------------------------------------------------
Bank of
  America NA        $164,354             $(14,782)        $ --            $(149,572)      $    --
JPMorgan
  Chase
  Bank NA                416                 (416)          --                   --            --
State Street
  Bank &
  Trust Co.           58,346               (8,378)          --                   --        49,968
--------------------------------------------------------------------------------------------------------
Total               $223,116             $(23,576)        $ --            $(149,572)      $49,968
========================================================================================================

-------------------------------------------------------------------------------------------------------------
                    Derivative Liabilities    Derivatives      Non-Cash       Cash           Net Amount
                    Subject to Master         Available for    Collateral     Collateral     of Derivative
Counterparty        Netting Agreement         Offset           Pledged (a)    Pledged (a)    Liabilities (c)
-------------------------------------------------------------------------------------------------------------
Bank of
  America NA        $ 14,782                  $(14,782)        $ --           $     --       $    --
Brown
  Brothers & Co.       6,911                        --           --                 --         6,911
Citibank N.A.          4,288                        --           --                 --         4,288
HSBC Bank             72,613                        --           --                 --        72,613
Goldman Sachs
  International       58,067                        --           --            (58,067)           --
JPMorgan
  Chase Bank NA        7,183                      (416)          --                 --         6,767
State Street
  Bank &
  Trust Co.            8,378                    (8,378)          --                 --            --
--------------------------------------------------------------------------------------------------------------
Total               $172,222                  $(23,576)        $ --           $(58,067)      $90,579
==============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

----------------------------------------------------------------------------------------
                                                       Foreign
Statement of                   Interest     Credit     Exchange     Equity    Commodity
Assets and Liabilities         Rate Risk    Risk       Rate Risk    Risk      Risk
----------------------------------------------------------------------------------------
Assets
Options purchased*             $ --         $    --    $164,354     $ --      $ --
----------------------------------------------------------------------------------------
Total Value                    $ --         $    --    $164,354     $ --      $ --
========================================================================================
Liabilities
Written options
 outstanding                   $ --         $    --    $ 14,782     $ --      $ --
Net unrealized
 depreciation on
 forward foreign
 currency contracts              --              --      40,611       --        --
Swap contracts,
 at value                        --          84,313          --       --        --
----------------------------------------------------------------------------------------
Total Value                    $ --         $84,313    $ 55,393     $ --      $ --
========================================================================================

* Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 63

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019 was as follows:

------------------------------------------------------------------------------------------------
                                                              Foreign
Statement                          Interest     Credit        Exchange      Equity    Commodity
of Operations                      Rate Risk    Risk          Rate Risk     Risk      Risk
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Written options                    $ --         $      --     $ 362,256     $ --      $ --
Forward foreign
 currency contracts                  --                --      (254,437)      --        --
Swap contracts                       --           512,472            --       --        --
------------------------------------------------------------------------------------------------
Total Value                        $ --         $ 512,472     $ 107,819     $ --      $ --
================================================================================================
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**                $ --         $      --     $(293,077)    $ --      $ --
Written options                      --                --      (130,105)      --        --
Forward foreign
 currency contracts                  --                --        (4,992)      --        --
Swap contracts                       --          (418,670)           --       --        --
------------------------------------------------------------------------------------------------
Total Value                        $ --         $(418,670)    $(428,174)    $ --      $ --
================================================================================================

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VII (the "Trust")), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

66 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Additional Information (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 48.70%.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 67

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Global High Yield Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

68 Pioneer Global High Yield Fund | Annual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 69

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the resource commitment necessary to manage a fund that invests significantly in non-U.S. securities. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund, effective October 1, 2019.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of

70 Pioneer Global High Yield Fund | Annual Report | 10/31/19 the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 71

Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

72 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 73

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 2001.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 75

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 2001.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 77

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2003. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2001. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 79

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                          This page is for your notes.


80 Pioneer Global High Yield Fund | Annual Report | 10/31/19

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                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 81

                          This page is for your notes.


82 Pioneer Global High Yield Fund | Annual Report | 10/31/19

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                    Pioneer Global High Yield Fund | Annual Report | 10/31/19 83

                          This page is for your notes.


84 Pioneer Global High Yield Fund | Annual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19440-13-1219




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $80,000 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $80,000
for the year ended October 31, 2018.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $20,230
payable to Ernst & Young LLP for the year ended
October 31, 2019 and $20,230
for the year ended October 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

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                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
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------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------
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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other
  Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.




(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $20,230 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $20,230 for the year ended October 31, 2018.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser;
principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio
Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR
270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End
Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s)
(revenue split); fees paid for cash collateral management services
(including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act
(17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.


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                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.